SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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MILLENNIUM QUEST, INC.
(Name of Registrant as Specified in Its Charter)

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SCHEDULE 14C INFORMATION STATEMENT
(Pursuant to Regulation 14C of the Securities Exchange Act
of 1934 as amended)

MILLENNIUM QUEST, INC.
Beihuan Road
Junan County, Shandong
People’s Republic of China

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is first being mailed on or about June 19, 2007, to the holders of record (the “Stockholders”) of the outstanding common stock, 0.001 par value per share (the “Common Stock”) and Series A Voting Convertible Preferred Stock (“Series A Preferred Stock”) of Millennium Quest, Inc., a Delaware corporation (the “Company”), as of the close of business on April 30, 2007 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This Information Statement relates to a written consent in lieu of a meeting, dated April 30, 2007, (the “Written Consent”) of Stockholders of the Company owning at least a majority of the outstanding shares of Common Stock and Series A Preferred Stock of the Company, voting together as a single class on an as-converted to Common Stock basis, as of the Record Date (the “Majority Stockholders”). Except as otherwise indicated by the context, references in this Information Statement to “Company,” “we,” “us,” or “our” are references to Millennium Quest, Inc.

The Written Consent authorized an amendment and restatement of our Restated Certificate of Incorporation (the “Restated Certificate”), which integrate into a single instrument our current Restated Certificate of Incorporation and amend our current Restated Certificate of Incorporation to, among other things:

(i) increase our total authorized stock from 20,000,000 to 200,000,000 shares of Common Stock;

(ii) effect and implement a 1-for-32.84 reverse split of the outstanding shares of our Common Stock (the “Reverse Split”); and

(iii) change our name to “American Lorain Corporation” and expand the scope of business activities in which we may engage.

A copy of the Restated Certificate is attached to this Information Statement as Appendix A. The Restated Certificate will become effective when it is filed with the Delaware Secretary of State. We anticipate that such filing will occur twenty (20) days after this Information Statement is first mailed to Stockholders.

The Written Consent constitutes the consent of a majority of the total number of shares of outstanding Common Stock and Series A Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, and is sufficient under Section 228 of the Delaware General Corporation Law and the Company’s Bylaws to approve the Restated Certificate. Accordingly, the Restated Certificate is not presently being submitted to the Company’s other Stockholders for a vote. The action by Written Consent will become effective when the Company files the Restated Certificate with the Delaware Secretary of State (the “Effective Date”).

  PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

By Order of the Board of Directors,

/s/ Si Chen
Si Chen
Chief Executive Officer

GENERAL INFORMATION

This Information Statement is being first mailed on or about June 19, 2007, to Stockholders of the Company by the board of directors to provide material information regarding corporate actions that have been approved by the Written Consent of the Majority Stockholders.

Only one Information Statement is being delivered to two or more Stockholders who share an address unless we have received contrary instruction from one or more of such Stockholders. We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information statements or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company’s executive offices at the address specified above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock and Preferred Stock held of record by them.

AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY STOCKHOLDERS

Under the Delaware General Corporation Law and the Company’s Bylaws, any action that can be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing.  The approval of the Restated Certificate requires the affirmative vote or written consent of a majority of the issued and outstanding shares of Common Stock and Series A Preferred Stock, voting together as a single class on an as-converted to Common Stock basis. Each Stockholder is entitled to one vote per share of Common Stock and 428.56 votes per share of Series A Preferred Stock held as of the Record Date on any matter which may properly come before the stockholders.

On the Record Date, the Company had 10,508,643 shares of Common Stock issued and outstanding with the holders thereof being entitled to cast one vote per share and 100,000 shares of Series A Preferred Stock with the holders thereof being entitled to cast 428.56 votes per share.

On April 30, 2007, our board of directors (the “Board of Directors”) unanimously adopted resolutions approving the Restated Certificate and recommended that the Stockholders approve the Restated Certificate as set forth in Appendix A. In connection with the adoption of these resolutions, the board of directors elected to seek the written consent of the holders of a majority of our outstanding shares in order to reduce associated costs and implement the proposals in a timely manner.

The increase in our total authorized Common Stock has been effected for the primary purpose of facilitating a share exchange transaction (the “Share Exchange Transaction”) and an equity financing transaction (the “Financing Transaction”), which are described in the section entitled “Amendment and Restatement of Our Certificate of Incorporation” below. In addition to facilitating these transactions, the increase in our total authorized stock will also provide us with greater flexibility with respect to our capital structure for such purposes as additional equity financings and future stock based acquisitions.

The Reverse Split will reduce the number of issued and outstanding shares of our Common Stock and effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance. The Reverse Split has also been implemented to facilitate the Share Exchange Transaction and Financing Transaction.

Our Board of Directors has determined that the change of our name to “American Lorain Corporation” is in the best interest of Stockholders and will more accurately reflect, and allow us to engage in, our anticipated future business operations as described in our Current Report on Form 8-K filed on May 9, 2007.

CONSENTING STOCKHOLDERS

On April 30, 2007, Halter Financial Investments, L.P., being the record holder of 100,000 shares of Series A Preferred Stock, constituting 80.31% of the issued and outstanding shares of Common Stock and Series A Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, consented in writing to the Restated Certificate.

Accordingly, the Company has obtained all necessary corporate approvals in connection with the Restated Certificate. The Company is not seeking written consent from any other Stockholders, and the other Stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising Stockholders of the action taken by written consent and giving Stockholders notice of such actions taken as required by the Exchange Act.

As the actions taken by the Majority Stockholders were by written consent, there will be no security holders’ meeting and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions from the Company’s Stockholders.

The Company will, when permissible following the expiration of the 20 day period mandated by Rule 14c and the provisions of the Delaware General Corporation Law, file the Restated Certificate with the Delaware Secretary of State’s Office. The Restated Certificate will become effective upon such filing and we anticipate that such filing will occur approximately 20 days after this Information Statement is first mailed to Stockholders.

DESCRIPTION OF THE COMPANY’S CAPITAL STOCK

The Company’s authorized capital currently consists of 20,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock. Each share of Common Stock entitles its record holder to one (1) vote per share held and each share of Series A Preferred Stock entitles its record holder to 428.56 votes per share held. In the event of a liquidation of the Company, the Series A Preferred Stock shall be treated on an equal basis with the outstanding Common Stock. Holders of the Company’s Common Stock do not have cumulative voting, conversion, redemption rights or preemptive rights to acquire additional shares. Holders of the Series A Preferred Stock do not have cumulative voting rights, redemption rights or preemptive rights and each holder of Series A Preferred Stock is entitled to receive 428.56 shares of Common Stock for each share of Series A Preferred Stock converted. Shares of Series A Preferred Stock are convertible into Common Stock on the earliest to occur of the following: (i) September 30, 2007; (ii) the date the Company consummates a business combination transaction with a corporation or other business entity with current business operations; or (iii) the date such conversion is approved by the Board of Directors of the Company. The number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock will be subject to adjustment in certain circumstances upon any recapitalization, including but not limited to stock splits, readjustments or reclassifications.

In accordance with the Company’s Restated Certificate of Incorporation, the Board of Directors unanimously approved the filing of a Certificate of Designation designating and authorizing the issuance of up to 1,000,000 shares of the Company’s Series B Voting Convertible Preferred Stock (“Series B Preferred Stock”). The Certificate of Designation was filed on April 30, 2007. The holders of Series B Preferred Stock are entitled to vote on all matters together with all other classes of stock on an as-converted to Common Stock basis. Holders of Series B Preferred Stock have protective class voting veto rights on matters, such as business combination transactions, payment of dividends, the issuance of other classes of stock with senior rights, changes to our charter documents and stock redemptions. Shares of Series B Preferred Stock have a senior liquidation payment preference in the event of a liquidation or sale of the company. Shares of Series B Preferred Stock are convertible into Common Stock at an effective rate of 767.635 shares of Common Stock for each share of Series B Preferred Stock converted. Shares of Series B Preferred Stock are subject to the Reverse Split and adjustments to the conversion ratio of the Series B Preferred Stock are made upon events such as the payment of stock dividends, stock splits and recapitalizations.

At the close of business on the Record Date, the Company had 10,508,643 shares of Common Stock issued and outstanding, 100,000 shares of Series A Preferred Stock issued and outstanding, and no shares of Series B Preferred Stock issued and outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Company’s equity securities immediately before and after the closing of the transactions contemplated by the Share Exchange Transaction, which occurred on May 3, 2007 (the “Closing Date”) by:

•
each securityholder known by the Company to be the beneficial owner of more than 5% of the Company’s outstanding securities prior to or immediately after the closing of the transactions contemplated by the Share Exchange Transaction;

•	each current director and each person that will become a director following the closing of the Share Exchange Transaction;

•	each of the named executive officers of the Company listed in the table under the caption “Executive Compensation”;

•	all current directors and executive officers as a group prior to and following the closing of such transactions; and

•	all directors and executive officers as a group following the closing of the Share Exchange Transaction.

Unless otherwise specified, the address of each of the persons set forth below is in care of Millennium Quest, Inc., Beihuan Road, Junan County, Shandong, People’s Republic of China.

Name and Address of Beneficial Owner	Before Closing of the Share Exchange Transaction					After Closing of the Share Exchange Transaction

	Number and Title of Shares Beneficially Owned(1)	% Common Stock(2)	% Series A Preferred Stock(3)	% Series B Preferred Stock(4)	% Total Capital Stock(5)	Number and Title of Shares Beneficially Owned(1)	% Common Stock(2)	% Series A Preferred Stock(3)	% Series B Preferred Stock(4)	% Total Capital Stock(5)
Directors and Officers
Timothy P. Halter(6) 12890 Hilltop Road Argyle, Texas 76226	100,000 (Series A Preferred Stock)	*	100%	*	80.31%	100,000 (Series A Preferred Stock)	*	100%	*	5.24%
Si Chen(7)	0	*	*	*	*	627,897 (Series B Preferred Stock)	0	*	63.00%	58.89%
Mr. Xiandong Zhou	0	*	*	*	*	0	*	*	*	*
Mr. Huangxiang Sheng	0	*	*	*	*	0	*	*	*	*
Directors and officers as a group	100,000 (Series A Preferred Stock)	*	100%	*	80.31%	100,000 (Series A Preferred Stock) 627,897 (Series B Preferred Stock)	*	100%	63.00%	65.13%
5% Security Holder
Halter Financial Investments, L.P. 12890 Hilltop Road Argyle, Texas 76226	48,000 (Series A Preferred Stock)	*	48%	*	38.55%	48,000 (Series A Preferred Stock)	*	48%	*	2.52%
Halter Financial Group, L.P. 12890 Hilltop Road Argyle, Texas 76226	52,000 (Series A Preferred Stock)	*	52%	*	41.76%	52,000 (Series A Preferred Stock)	*	52%	*	2.72%
David Brigante(8) 12890 Hilltop Rd Argyle, Texas 76226	100,000 (Series A Preferred Stock)	*	100%	*	80.31%	100,000 (Series A Preferred Stock)	*	100%	*	5.24%
George Diamond(9) 12890 Hilltop Road Argyle, Texas 76226	100,000 (Series A Preferred Stock)	*	100%	*	80.31%	100,000 (Series A Preferred Stock)	*	100%	*	5.24%
Marat Rosenberg(10) 12890 Hilltop Road Argyle, Texas 76226	100,000 (Series A Preferred Stock)	*	100%	*	80.31%	100,000 (Series A Preferred Stock)	*	100%	*	5.24%
Mr. Hisashi Akazawa(7)	0	*	*	*	*	697,663 (Series B Preferred Stock)	*	*	70.00%	65.43%
Jeffrey L. Feinberg(11) c/o JLF Asset Management, LLC 2775 Via De La Valle, Suite 204 Del Mar, CA 92014	0	*	*	*	*	68,027.21 (Series B Preferred Stock)	*	*	6.83%	6.39%
Jayhawk Private Equity Fund, L.P. 5410 West 61st Place, Suite 100 Mission, KS 66205	0	*	*	*	*	56,886.92 (Series B Preferred Stock)	*	*	5.71%	5.34%
Kent C. McCartthy(12) 5410 West 61st Place, Suite 100 Mission, KS 66205	0	*	*	*	*	60,468.63 (Series B Preferred Stock)	*	*	6.07%	5.68%
Terry Cononelos 4089 Mount Olympus Way Salt Lake City, UT 84124	1,875,456 (Common Stock)	17.85%	*	*	3.51%	1,875,456 (Common Stock)	17.85%	*	*	*
Dimitri Cocorinis 1200 South Bonneville Drive Salt Lake City, UT 84108	1,486,925 (Common Stock)	14.15%	*	*	2.79%	1,486,925 (Common Stock)	14.15%	*	*	*
Heritage Management Consultants, Inc. 101 Watersedge Hilton Head Island, SC, 29928	1,642,000 (Common Stock)	15.63%	*	*	3.08%	1,642,000 (Common Stock)	15.63%	*	*	*
Chunhua Xiong, Floor 7, Room 702, 128 Prinsep Street, Singapore 188647	4,105,000 (Common Stock)	39.06%	*	*	7.69%	4,105,000 (Common Stock)	39.06%	*	*	*
* Less than 1%

(1)
Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of the Company’s stock.  For each Beneficial Owner above, any options exercisable within 60 days have been included in the denominator.

(2)	Based on 10,508,643 shares of Common Stock issued and outstanding as of the Record Date and as of the Closing Date.

(3)
As of the Record Date and the Closing Date, 100,000 shares of Series A Preferred Stock were issued and outstanding. Shares of Series A Preferred Stock are convertible into shares of the Common Stock on the basis of one share of Series A Preferred Stock for 428.56 shares of Common Stock. Holders of Series A Preferred Stock vote with the holders of Common Stock on all matters on an as converted to Common Stock basis. Each share of Series A Preferred Stock is entitled to 428.56 votes per share whereas each share of Common Stock is entitled to one vote per share.

(4)
No shares of Series B Preferred Stock were issued and outstanding as of the Record Date and 996,718.78 shares of Series B Preferred Stock were issued and outstanding as of the Closing Date. Shares of Series B Preferred Stock will be, upon the occurrence of certain events, convertible into shares of Common Stock on the basis of one share of Series B Preferred Stock for 767.635 shares of Common Stock, which will be adjusted to a conversion ratio of one share of Series B Preferred Stock for 23.375 shares of Common Stock upon the effectiveness of a planned 1-for-32.84 reverse split of the Company’s outstanding Common Stock. All shares of Series B Preferred Stock will be automatically converted into Common Stock upon the effectiveness of such reverse stock split. Holders of Series B Preferred Stock vote with the holders of Common Stock on all matters on an as-converted to Common Stock basis.

(5)
Percentage of Total Capital Stock represents total ownership with respect to all shares of the Company’s Common Stock, Series A Preferred Stock and Series B Convertible Preferred Stock, as a single class and on an as-converted to Common Stock basis.

(6)
Includes 48,000 shares owned by Halter Financial Investments, L.P. (“HFI”) and 52,000 shares owned by Halter Financial Group, L.P. (“HFG”). TPH, L.P. is a limited partner of both HFI and HFG, of which TPH GP, LLC is the sole general partner, of which Timothy P. Halter is the sole member.

(7)
Mr. Akazawa is the record owner of a total of 697,663 shares of the Company’s Series B Preferred Stock. Pursuant to an Option Agreement, dated May 3, 2007, Mr. Akazawa granted to Mr. Chen, the Company’s Chairman and Chief Executive Officer, an immediately exercisable option to acquire 627,897 shares of the Series B Preferred Stock owned by Mr. Akazawa. The exercise price of the option is $66.15 per share and it has a term of 7 years. Since Mr. Chen has the right to acquire these shares from Mr. Akazawa immediately, he is deemed to be the beneficial owner of such shares.

(8)
Includes 48,000 shares owned by HFI and 52,000 shares owned by HFG. Bellfield Capital, L.P. is a limited partner of both HFI and HFG, of which Bellfield Capital Management, LLC is the sole general partner of which David Brigante is the sole member.

(9)
Includes 48,000 shares owned by HFI and 52,000 shares owned by HFG. Colhurst Capital, L.P. is a limited partner of both HFI and HFG, of which Colhurst Capital GP, LLC is the sole general partner of which George L. Diamond is the sole member.

(10)	Includes 48,000 shares owned by HFI and 52,000 shares owned by HFG. Rivergreen Capital, L.L.C. is a limited partner of both HFI and HFG, of which Marat Rosenberg is the sole member.

(11)
Includes 29,811.04 shares owned by JLF Partners I, LP, 2,101.28 shares owned by JLF Partners II, LP and 36,114.89 shares owned by JLF Offshore Fund, Ltd. Jeffrey L. Feinberg is the managing member of JLF Asset Management, LLC, which serves as the management company and/or investment manager to JLF Partners I, LP, JLF Partners II, LP and JLF Offshore Fund, Ltd.

(12)
Includes 56,886.92 shares owned by Jayhawk Private Equity Fund, L.P. and 3,581.71 shares owned by Jayhawk Private Equity Co-Invest Fund, L.P. Kent McCarthy is the Managing Member of Jayhawk Capital Management LLC, which is the General Partner of Jayhawk Private Equity GP, LP, which is the General Partner of both Jayhawk Private Equity Fund, L.P. and Jayhawk Private Equity Co-Invest Fund, L.P.

AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION

On April 30, 2007, our Board of Directors approved, subject to receiving the approval of the holders of a majority of the Company’s outstanding capital stock, an amendment and restatement of our Restated Certificate of Incorporation, which integrates into a single instrument our current Restated Certificate of Incorporation and amends our current Restated Certificate of Incorporation to, among other things, (i) increase our total authorized stock from 20,000,000 to 200,000,000 shares of Common Stock (ii) effect a 1-for-32.84 Reverse Split of our issued and outstanding Common Stock, and (iii) change our name to “American Lorain Corporation” to more accurately reflect our business operations and expand the scope of the business in which we may engage. The Majority Stockholders approved the Restated Certificate, the increase in the Company’s authorized Common Stock, the Reverse Split and the change of our name pursuant to a Written Consent dated as of April 30, 2007. The proposed Restated Certificate is attached hereto as Appendix A.

The Restated Certificate has been adopted to facilitate and effectuate the Share Exchange Transaction and the Financing Transaction which are generally described in the following paragraphs.

In the Share Exchange Transaction, we issued to the stockholders of International Lorain Holding, Inc., a Cayman Islands company (“Lorain Holding”), 697,633 shares of our Series B Preferred Stock in exchange for all of the issued and outstanding capital stock of Lorain Holding. Lorain Holding thereby became our wholly owned subsidiary and the former stockholders of Lorain Holding became our controlling stockholders. Shares of Series B Preferred Stock will be automatically converted into shares of Common Stock immediately upon the effectives of the Reverse Split on the basis of one share of Series B Preferred Stock for 767.635 shares of Common Stock, which will be adjusted to a conversion ratio of one share of Series B Convertible Preferred Stock for 23.375 shares of Common Stock upon the effectiveness of the 1-for-32.84 reverse split of all issued and outstanding Common Stock as discussed hereinafter. After giving effect to the Reverse Split, 16,307,872 shares of Common Stock, constituting approximately 65.43% of our issued and outstanding shares of Common Stock, will be issuable pursuant to the Share Exchange Transaction. Additional information regarding the Share Exchange Transaction is contained in our Current Report on Form 8-K filed with the SEC on May 9, 2007.

The Financing Transaction was consummated in conjunction with the Share Exchange Transaction. In the Financing Transaction, the Company issued and sold to certain accredited investors, in a private placement transaction, 299,055.78 shares of our Series B Preferred Stock for approximately $19.8 million pursuant to a Securities Purchase Agreement, dated May 3, 2007. These shares of Series B Preferred Stock are convertible into 6,990,401 shares of Common Stock based on a 23.375-for-1 conversion ratio and after giving effect to the Reverse Split. Additional information regarding the Financing Transaction is contained in our Current Report on Form 8-K filed with the SEC on May 9, 2007.

1. Increase of Authorized Common Stock of the Company

The increase in the authorized Common Stock is designed primarily to accommodate the conversion of Series A Preferred Stock and Series B Preferred Stock into Common Stock upon completion of the Share Exchange Transaction and Financing Transaction. Absent such an increase in the Company’s authorized Common Stock, there would not be an adequate number of shares of Common Stock into which the shares of Preferred Stock could be converted.

As a result of this situation, our Board of Directors approved the Restated Certificate providing for an increase in our total authorized Common Stock from 20,000,000 to 200,000,000 shares of Common Stock. Likewise, the holders of a majority of our issued and outstanding Common Stock and Series A Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, as of the Record Date, took action by Written Consent to approve the Restated Certificate and increase in our total authorized Common Stock.

The terms of the newly authorized shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. The authorization of additional shares of Common Stock will not alter the current number of issued shares. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of any newly authorized shares of Common Stock, upon conversion of the Preferred Stock or otherwise, will reduce the current Stockholders’ percentage ownership interest in the total outstanding shares of Common Stock. Depending upon the circumstances under which newly authorized shares of Common Stock are issued, Stockholders may experience a reduction in stockholders’ equity per share and voting power. The relative rights and limitations of the shares of Common Stock will remain unchanged under the Restated Certificate.

Purpose for Increase and Effects of Increase on Authorized Common Stock

The increase in our total authorized Common Stock has been effected for the primary purpose of facilitating the Share Exchange Transaction and the Financing Transaction. In addition to facilitating these transactions, the increase in our total authorized stock will also provide us with greater flexibility with respect to our capital structure for such purposes as additional equity financings and future stock based acquisitions.

The increase in the number of authorized but unissued shares of Common Stock will enable the Company, without further Stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs, and other corporate purposes. Having a substantial number of authorized but unissued shares of Common Stock that are not reserved for specific purposes will allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a meeting of Stockholders or obtaining the written consent of Stockholders for the purpose of approving an increase in our capitalization. It is not the present intention of our Board of Directors to seek stockholder approval prior to any issuance of shares of Common Stock that would become authorized by the Restated Certificate unless otherwise required by law or regulation.

While the Board of Directors may entertain and seek future financing and acquisition opportunities, there are no definitive financing transactions or business or asset acquisitions contemplated at this time, and the amendment to our Restated Certificate of Incorporation was not proposed with the intent that additional shares be utilized in any specific financing transaction or business or asset acquisition, other than in connection with the Share Exchange Transaction and Financing Transaction.

The increase in the authorized number of shares of Common Stock could have other effects on the Stockholders, depending upon the nature and circumstances of any future issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.

2. Adoption of 1-for-32.84 Reverse Stock Split

Our Board of Directors unanimously approved, subject to Stockholder approval, the 1-for-32.84 Reverse Split of our issued and outstanding Common Stock, which will be effectuated in conjunction with the adoption of the Restated Certificate. The Majority Stockholders also approved each of these actions in the Written Consent.

The Reverse Split will reduce the number of issued and outstanding shares of our Common Stock and number of shares of Common Stock issuable upon conversion of our Preferred Stock. The Reverse Split effectively increases the number of authorized and unissued shares of our Common Stock available for future issuance. The Reverse Split will become effective on the Effective Date which occurs when the Restated Certificate is filed with the Secretary of State of the State of Delaware following the expiration of the 20 day period mandated by Rule 14c of the Exchange Act.

On the Effective Date, 32.84 shares of Common Stock will automatically be combined and changed into one share of Common Stock. The table below sets forth, as of the Record Date and as of the Effective Date, the following information both before and after the proposed Reverse Split and assumes the conversion of all shares of Preferred Stock into shares of Common Stock at the applicable conversion ratios:

•	the number of issued and outstanding shares of Common Stock and the number of shares of Common Stock into which the Series A Preferred Stock and Series B Preferred Stock can be converted;

•	the number of shares of Common Stock reserved for issuance upon conversion of the Preferred Stock; and

•	the number of authorized but unissued and unreserved shares of Common Stock.

CAPITALIZATION STRUCTURE OF THE COMPANY AT VARIOUS TIMES (1)

	Capital Structure prior to conversion of issued and outstanding Preferred Stock on Pre-Reverse Split Basis (As of Record Date)	Capital Structure assuming conversion of issued and outstanding Preferred Stock on Pre-Reverse Split Basis (As of Record Date)	Capital Structure after conversion of Preferred Stock and Reverse Split (On Effective Date)
Issued and outstanding Common Stock	10,508,643	818,480,863.69	24,923,178
Issued and outstanding Series A Preferred Stock	100,000	-0-	-0-
Issued and outstanding Series B Preferred Stock	996,718.78	-0-	-0-
Common Stock reserved for issuance upon conversion of Preferred Stock	807,972,220.69	-0-	-0-
Authorized but unissued and unreserved Common Stock(2)	-0-	-0-	175,076,822

Notes to Table:

(1)
Although certain numbers of Common Stock may appear to exceed the Company’s current authorized Common Stock, this table assumes that all shares of Preferred Stock are convertible and have been converted into Common Stock and that there is sufficient authorized Common Stock into which Preferred Stock can convert at all times.

(2)	Assumes authorized Common Stock as provided for in Restated Certificate.

Purposes for Reverse Split and Effect on Common Stock

As shown in the table above, the Reverse Split of the outstanding shares of our Common Stock will reduce the number of issued and outstanding shares of our Common Stock and effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance. The Reverse Split has also been implemented to facilitate the Share Exchange Transaction and Financing Transaction.

Unless the number of outstanding shares of Common Stock is reduced by the Reverse Split, the number of shares outstanding after the Share Exchange Transaction and Financing Transaction and/or upon the issuance of additional shares to investors will be so great that the per share value of the Company’s stock will be very small. A low stock price can have the effect of reducing the liquidity of a corporation’s stock and the Board of Directors believes that it will not be in the best interests of the corporation to have a very low per share stock price. The Board of Directors hopes that the Reverse Split will result in a higher per share market price of the Common Stock. In addition, the brokerage commissions on the purchase or sale of stock with a relatively low per share price generally tend to represent a higher percentage of the sales price than the commission charges on a stock with a relatively high per share price. The Board of Directors believes these issues are best addressed by increasing the value per share of the Common Stock, which we believe will occur as a result of the Reverse Split.

On the Effective Date, 32.84 shares of Common Stock will automatically be combined and changed into one share of Common Stock. No additional action on our part or any Stockholder will be required in order to effect the Reverse Split. Certificates that represent pre-Reverse Split shares will automatically, and without any action on the part of any person, represent approximately 3.05% of such pre-Reverse Split shares following the Effective Date.

No fractional shares of post-Reverse Split Common Stock will be issued to any stockholder. Accordingly, Stockholders of record who would otherwise be entitled to receive fractional shares of post-Reverse Split Common Stock, will, upon surrender of their certificates representing shares of pre-Reverse Split Common Stock, receive in cash the fair value of fractions of a share as of the time of surrender of such certificates. Such reimbursement for fractional shares is not part of the Share Exchange Transaction and the Financing Transaction and is not part of a going-private transaction for the Company.

We will obtain a new CUSIP number for our Common Stock at the time of the Reverse Split. Following the effectiveness of the Reverse Split, every 32.84 shares of Common Stock presently outstanding, without any action on the part of the stockholder, will represent one share of Common Stock. Subject to the provisions for elimination of fractional shares, as described above, consummation of the Reverse Split will not result in a change in the relative equity position or voting power of the holders of Common Stock.

There are no arrears in dividends or defaults in principal or interest in respect to the securities which are to be exchanged.

Federal Income Tax Consequences of the Reverse Split

The combination of 32.84 shares of pre-Reverse Split Common Stock into one share of post-Reverse Split Common Stock should be a tax-free transaction under the Internal Revenue Code of 1986, as amended, and the holding period and tax basis of the pre-Reverse Split Common Stock will be transferred to the post-Reverse Split Common Stock.

This discussion should not be considered as tax or investment advice, and the tax consequences of the Reverse Split may not be the same for all Stockholders. Stockholders should consult their own tax advisors to know their individual Federal, state, local and foreign tax consequences.

3. Name Change and Change of the Purpose of the Company

Our current Restated Certificate of Incorporation states that the name of the Company is “Millennium Quest, Inc.”

Our Board of Directors unanimously approved, subject to Stockholder approval, the Restated Certificate to change the name of our company from “Millennium Quest, Inc.” to “American Lorain Corporation” and to expand the scope of the business in which we engage, thereby allowing us to engage in any lawful activity for which corporations may be organized in the State of Delaware.

Stockholder approval for the Restated Certificate changing the Company’s name was obtained by Written Consent of Stockholders holding at least a majority of our issued and outstanding Common Stock and Series A Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, as of the Record Date. The Restated Certificate effecting the name change will become effective following filing with the Secretary of State of the State of Delaware, which will occur promptly following the 20th day after the mailing of this Information Statement to our Stockholders as of the Record Date.

Purposes for Name Change

In connection with the Share Exchange Transaction and the Financing Transaction, the Board of Directors has determined that the change of our name to “American Lorain Corporation” is in the best interest of Stockholders and will more accurately reflect, and allow us to engage in, our anticipated future business operations as described in our Current Report on Form 8-K filed on May 9, 2007.

DISSENTER’S RIGHTS

Under Delaware law, holders of our Common Stock are not entitled to dissenter’s rights of appraisal with respect to our proposed amendment and restatement of our Restated Certificate of Incorporation and the adoption of the Restated Certificate.

CHANGES TO OUR BUSINESS AND CHANGE OF CONTROL

We are a Delaware corporation that was incorporated on February 4, 1986 and we are headquartered in Shandong Province, China. From our inception in 1986 until May 3, 2007, when we completed a reverse acquisition transaction with Lorain Holding, we were a blank check company and did not engage in active business operations other than our search for, and evaluation of, potential business opportunities for acquisition or participation.

On May 3, 2007, we completed a reverse acquisition of Lorain Holding through a share exchange with Lorain Holding’s former stockholders. Upon completion of the reverse acquisition, Lorain Holding became our wholly-owned direct subsidiary and we have assumed the business operations and strategy of Lorain Holding and its Chinese subsidiaries.

Through the reverse acquisition of Lorain Holding, we acquired all of the issued and outstanding capital stock of Lorain Holding, which became our wholly-owned subsidiary, and in exchange for that capital stock we issued to the former stockholders of Lorain Holding 697,663 shares of our Series B Preferred Stock, which will be subsequently converted into 16,307,872 shares of our common stock immediately following the effectiveness of the Restated Certificate. Upon the consummation of the reverse acquisition, the former stockholders of Lorain Holding became our controlling stockholders.

Upon the closing of the reverse acquisition, Timothy P. Halter, our sole director and officer, submitted his resignation letter pursuant to which he resigned from all offices of the Company that he holds effective immediately and from his position as our director that became effective on May 20, 2007, the tenth day following the mailing by us of an information statement to our stockholders that complies with the requirements of Section 14f-1 of the Securities Exchange Act of 1934. Si Chen was appointed as our director at the closing of the Share Exchange Transaction.

As a result of the reverse acquisition transaction with Lorain Holding, we entered into a new business. We are now engaged in the development, manufacture and sale of convenience foods, chestnut products, and frozen, canned and bulk foods. We operate through our indirect Chinese subsidiaries. Our products are sold in 19 provinces and administrative regions in China and 23 foreign countries. We are changing our name to “American Lorain Corporation” to reflect our new business and to be similar to the names of our subsidiary companies.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

Overview

This subsection of MD&A is an overview of the important factors that management focuses on in evaluating our businesses, financial condition and operating performance, our overall business strategy and our earnings for the periods covered.

General

We are a Delaware corporation that was incorporated on February 4, 1986 and we are headquartered in Shandong Province, China. From our inception in 1986 until May 3, 2007, when we completed a reverse acquisition transaction with Lorain Holding, we were a blank check company and did not engage in active business operations other than our search for, and evaluation of, potential business opportunities for acquisition or participation.

On May 3, 2007, we completed a reverse acquisition of Lorain Holding through a share exchange with Lorain Holding’s former stockholder. Upon completion of the reverse acquisition, Lorain Holding became our wholly-owned direct subsidiary and we have assumed the business operations and strategy of Lorain Holding and its Chinese subsidiaries.

We are engaged in the development, manufacture and sale of convenience foods, chestnut products, and frozen, canned and bulk foods and we generate revenues through the sale of our products, and we also make small amounts of revenues from government grants, sales of scrap and subcontractor fees. We operate through our indirect Chinese subsidiaries. Our products are sold in 19 provinces and administrative regions in China and 23 foreign countries.

Acquisition of Lorain Holding and Our Related Equity Financing Transaction

Through the reverse acquisition of Lorain Holding we acquired all of the issued and outstanding capital stock of Lorain Holding, which became our wholly-owned subsidiary, and in exchange for that capital stock we issued to the former stockholder of Lorain Holding, Mr. Hisashi Akazawa, 697,663 shares of our Series B Voting Convertible Preferred Stock, which shares of preferred stock will be converted into 16,307,872 shares of our common stock, immediately following the effectiveness of the Reverse Split. Upon the consummation of the reverse acquisition, the former stockholder of Lorain Holding, Mr. Akazawa, become our controlling stockholder. In connection with the reverse acquisition, Mr. Akazawa agreed not to offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of his shares of our Series B Voting Convertible Preferred Stock for a period of 12 months from the date of issuance of such stock.

On May 3, 2007, Mr. Akazawa, granted an option to Mr. Si Chen, our Chief Executive Officer, for the purchase of up to 627,897 of his shares of our Series B Voting Convertible Preferred Stock along with any shares of Common Stock that such Series B Preferred Stock may be converted into, pursuant to the terms of an Option Agreement, dated as of May 3, 2007, between Mr. Akazawa and Mr. Chen. Pursuant to the Option Agreement, if Mr. Chen exercises his option to purchase such shares he will be bound to the lock-up provisions of the Share Exchange Agreement to the same extent to which Mr. Akazawa is bound as if the Mr. Chen had been an original party to the Share Exchange Agreement.

Upon the closing of the reverse acquisition, Timothy P. Halter, our sole director and officer, submitted his resignation letter pursuant to which he resigned from all offices of the Company that he held effective immediately and from his position as our director effective on the tenth day following the mailing by us of an information statement to our stockholders that complies with the requirements of Section 14f-1 of the Securities Exchange Act of 1934. Mr. Halter’s resignation became effective on May 20, 2007. Si Chen was appointed as our director and Chairman at the closing of the reverse acquisition of Lorain Holding.

Contemporaneous with the reverse acquisition, we also completed a private placement transaction in which we issued and sold to accredited investors 299,055.78 shares of our Series B Voting Convertible Preferred Stock and warrants for the purchase of up to an aggregate of 1,398,065 shares of our Common Stock for gross proceeds of approximately $19.8 million. These shares of Series B Voting Convertible Preferred Stock will convert into 6,990,401 shares of our common stock at the effective time of the Reverse Split. We have to increase our authorized common stock so that there will be enough shares of authorized common stock available for issuance upon conversion of our Series B Voting Convertible Preferred Stock.

In connection with the private placement mentioned above, our majority stockholder, Mr. Hisashi Akazawa, and our Chief Executive Officer, Mr. Si Chen, entered into an escrow agreement with the private placement investors. Pursuant to the escrow agreement, Mr. Akazawa and Mr. Si Chen agreed to certain “make good” provisions. In the make good escrow agreement, we established minimum after tax net income thresholds of $9.266 million for the fiscal year ending December 31, 2007 and $12.956 million for the fiscal year ending December 31, 2008. If the minimum after tax net income thresholds for the fiscal year 2007 or for the fiscal year 2008 are not achieved, then the investors will be entitled to receive additional shares of our common stock based upon a pre-defined formula agreed to between the investors and Mr. Akazawa. Mr. Akazawa deposited a total of 302,336 shares of our Series B Voting Convertible Preferred Stock, which are convertible into 7,067,104 shares of our common stock after reverse stock split, into escrow with Securities Transfer Corporation under the escrow agreement.

In connection with the Financing Transaction, we agreed to issue warrants to Sterne Agee & Leach, Inc. and its designee for the purchase of up to an aggregate of 16,069,594 shares of our common stock, which warrants are for a term of 3 years and have an exercise price of $0.1294153 per share, and include piggyback registration rights to register such shares. The number of underlying shares and the stated exercise price will be adjusted by the contemplated 1-for-32.84 reverse stock split of our outstanding common stock.

In connection with the Share Exchange Transaction, On May 3, 2007 we entered into a cancellation and escrow agreement with Halter Financial Investments, L.P. (“HFI”), Halter Financial Group, L.P. (“HFG”) and Securities Transfer Corporation, whereby HFI and HFG agreed to deposit into escrow 229,227 shares of our common stock that they will hold upon conversion of their Series A Voting Convertible Preferred Stock into common stock (taking into account the contemplated 1-for-32.84 reverse stock split and the conversion of Series B Voting Convertible Preferred Stock into common stock) and agreed that if we report, on a consolidated basis, in our Annual Report filed with the U.S. Securities and Exchange Commission, net income of $12.5 million for fiscal 2008, HFI and HFG will transfer to us for cancellation such shares in order to reduce the ownership of a certain group of stockholders. If this performance threshold is not met, such shares will be returned to HFI and HFG.

Industry Wide Factors that are Relevant to Our Business

Management believes that the rapid growth of China’s economy, will drive demand for our products. We believe the growth of China’s economy will cause an increased demand for our products as consumers become busier and busier and increasingly demand prepared foods which fit into their active lifestyle. With the continuing growth of the economy, the upcoming Beijing Olympic Games in 2008 and the Shanghai World Exposition in 2010, management believes that there will be a large packaged food market in China in the next few years.

According to the USDA, as incomes have risen in many countries during the past few decades, consumers have begun purchasing fewer staples (like rice and wheat) and more high-value food items (such as meat, dairy, pasta, and frozen vegetables). According to USDA, global sales of high-value products have been growing, with sales increasing by 25% since 1998. Food manufactures and suppliers responding to the trend have increased their investment in processing facilities or purchase of high-value foods. The decision of whether locally producing or purchasing often depends on the nature of products, regulation environment and transaction cost comparison. Our products have been developed and are being developed to cater to this market.

According to the USDA, packaged foods account for a large share of total food expenditures among customers in high-income countries and the demand for convenience is growing. The United States, European Union and Japan account for over 50% of global sales of packaged foods. In developing countries, market retail trends also indicate strong growth in sales of packaged foods and demand for convenience. We hope to increase our production in the future as the demand for our product grows.

As incomes rise and urbanization increases within China, Chinese consumers are changing their diets and increasing demand for greater quality, convenience and safety in food. China’s food market is becoming segmented. The demand for quality food by high-income households has fueled recent growth in the availability of such foods for the Chinese retail market. China’s urban per capita food expenditure in 2004 was RMB 2,710 (approximately $327), up 12% from that of 2003 (USDA, Economic Research Report No. ERR-32).

Uncertainties that Affect our Financial Condition

Our efforts are currently concentrated on only a small variety of products, including a large reliance on chestnut products. Should consumers continue to enjoy chestnut products our market will continue to grow. However, should consumer preferences change and chestnut products somehow become unpopular, our sales will decrease.

The chestnut market has been strong in recent years. The strength of the chestnut market will likely attract new competitors into the market. This increased competition may affect our pricing and reduce the demand for our chestnut products.

We rely on a steady supply of chestnuts in order to make our chestnut related products. Should the market for chestnuts change and chestnuts become more expensive the cost of our ingredients would increase which would increase the costs of our production. We may be unable to pass these additional costs onto consumers in which case our financial condition would suffer.

Cost of Raw Materials

While we have begun our own agricultural operations to supply a portion of the raw materials we require for our operations we are still dependent on our suppliers to supply a majority of the raw materials we require. Our suppliers generally charge us a price based on the existing commodities market price for the raw materials. We do not have any control over the raw materials commodity market and prices for raw materials may increase with or without notice for a variety of reasons, including weather patterns, crop failures and natural disasters. Raw material price increases may result in increases in the costs of our operations. While we may be able to pass the higher costs onto our customers in the form of higher prices for our finished products, the higher price for our finished products could reduce the volume of our sales.

Results of Operations

The following table summarizes the results of our operations during the three-month periods ended March 31, 2007 and ended March 31, 2006, and provides information regarding the dollar and percentage increase or (decrease) from the three-month period ended March 31, 2007 to the three-month period ended March 31, 2006.

All amounts, other than percentages, in U.S. dollars

Item	3-Month Period Ended on 3/31/2007		3-Month Period Ended on 3/31/2006
	In Thousands	As a percentage of net revenues	In Thousands	As a percentage of net revenues
Revenues	11,899	100%	5,588	100%
Cost of Goods Sold	(8,953)	-75.24%	(4,287)	-76.72%
Gross Profit	2,946	24.76%	1,301	23.28%
Selling and Marketing Expenses	(126)	-1.06%	(297)	-5.31%
General and Administrative Expenses	(360)	-3.03%	(362)	-6.48%
Total Expenses	(486)	-4.095	(659)	-11.79%
Finance costs, net	(566)	-4.75%	(364)	-6.52%
Government grant	8	0.06%	3	0.05%
Other income	26	0.03%	59	0.00%
Other expenses	(4)	-0.04%	(31)	-0.54%
Income Before Income Taxes and Minority Interest	1,924	16.17%	309	5.54%
Income Taxes	(330)	-2.77%	(79)	-1.42%
Minority interests	(66)	-0.56%	15	0.27%
Net Income	1,528	12.84%	245	4.39%

Three Months Ended March 31, 2007 Compared to Three Months Ended March 31, 2006

Revenues. Revenues increased $6.31 million, or 112.9%, to $11.9 million for the three months ended March 31, 2007 from $5.59 million for the same period in 2006. This increase was attributable to the increased sales from the enhancement of our product marketing campaign during the spring festival in China.

Cost of Goods Sold. Our cost of goods sold increased $4.66 million, or 108.6% to $8.95 million for the three months ended March 31, 2007 from $4.29 million for the same period in 2006. This increase was due to the increase of sales volume. As a percentage of revenues, the cost of goods sold decreased to 75.24% during the three months ended March 31, 2007 from 76.72% in the same period of 2006. The cost of good sold as a percentage of revenues decreased because chestnuts represented a larger portion of our sales in the first quarter of 2007 compared to the first quarter of 2006 and chestnuts have a better profit margin than many of our other products.

Gross Profit. Our gross profit increased $1.64 million, or 126.4% to $2.94 million for the three months ended March 31, 2007 from $1.30 million for the same period in 2006. Gross profit as a percentage of revenues was 24.76% for the three months ended March 31, 2007, an increase of 1.48% from 23.28% for the same period of 2006. This increase was attributable to the increased sales in 2007, as compared to the year 2006.

Selling and Marketing Expenses. Selling and marketing expenses decreased $0.17 million, or 56.7% to $0.13 million for the three months ended March 31, 2007 from $0.30 million for the same period in 2006. As a percentage of revenues, selling and marketing expenses decreased to 1.06% for the three months ended March 31, 2007 from 5.31% for the same period of 2006. The percentage decrease of selling and marketing expenses was primarily a result of the decreased transportation costs from increased domestic sales in 2007 as compared to the higher transportation costs in more export sales in 2006.

General and Administrative Expenses. General and administrative expenses decreased $0.002 million, or 0.55% to $0.36 million for the three months ended March 31, 2007 from $0.362 million for the same period of 2006. As a percentage of revenues, general and administrative expenses decreased to 3.03% for the three months ended March 31, 2007 from 6.48% for the same period of 2006. The percentage decrease of general and administrative expenses was primarily a result of efficient controls of our general and administrative expenses.

Income Before Income Taxes and Minority Interest. Income before income taxes and minority interest increased $1.61 million or 519.35% to $1.92 million for the three months ended March 31, 2007 from $0.31 million for the same period of 2006. Income before income taxes and minority interest as a percentage of revenues increased to 16.17% for the three months ended March 31, 2007 from 5.54% for the same period of 2006. The increase was primarily a result of the increase of gross profit and the decrease of selling expenses and general and administrative expenses in 2007, as compared to the year of 2006.

Income Taxes. Income taxes increased $0.25 million to $0.33 million for the three months ended March 31, 2007 from $0.08 million for the same period of 2006. The increase of tax paid was primarily a result of the increase of profit in 2007, as compared to the year of 2006.

On March 16, 2007, the National People’s Congress of the PRC determined to adopt a new corporate income tax law in its fifth plenary session. The new corporate income tax law unifies the application, scope, tax rate, tax deduction and preferential policy for both domestic and foreign-invested enterprises.  The new corporate income tax law will be effective on January 1, 2008.  According to the new corporate income tax law, the applicable income tax rate for our operating subsidiaries may be subject to change.  As the implementation detail has not yet been announced, we cannot be sure of the potential impact of such new corporate income tax law on our financial position and operating results.

Net Income. Net income increased $1.28 million, or 512% to $1.53 million for the three months ended March 31, 2007 from $0.25 million for the same period of 2006, as a result of the factors described above.

The following tables set forth key components of our results of operations for the periods indicated, both in dollars and as a percentage of net revenues.

(In thousands of U.S. dollars)	Year Ended on 12/31/06	a percentage of net revenues	Year Ended on 12/31/05	a percentage of net revenues	Year Ended on 12/31/04	a percentage of net revenues
Revenue	$ 49,561	100.00%	$ 30,195	100.00%	$ 27,736	100.00%
Cost of Revenue	(37,423)	75.51%	(22,250)	73.69%	(21,082)	76.01%
Gross profit	$12,138	24.49%	$ 7,945	26.31%	$ 6,653	23.99%
Operating Expenses:
Selling	(1,454)	2.93%	(1,089)	3.61%	(1,663)	6.00%
General and administrative	(1,909)	3.85%	(1,227)	4.07%	(1,184)	4.27%
Income from continuing operations	$ 8,775	17.71%	$ 5,627	18.64%	$ 3,807	13.73%
Non-operating Income(Expenses):
Finance costs, net	(1,851)	-3.74%	(1,518)	-5.03%	(1,378)	-4.97%
Government grant	476	0.96%	123	0.41%	439.95%
Other income	100	0.20%	307	1.02%	174	1.26%
Other expense	(53)	-0.11%	(8)	-0.03%	(44)	-0.16%
Income before taxes	$ 7,447	15.03%	$ 4,531	15.01%	$ 2,998	10.81%
Income Taxes	(1,074)	2.17%	(325)	1.07%	(214)	0.77%
Minority interest	(414)	0.99%	(404)	1.34%	-	0.00%
Net Income	$ 5,959	12.86%	$ 3,802	13.93%	$ 2,783	10.04%

 Year Ended December 31, 2006 Compared to Year Ended December 31, 2005

Net Revenue. Net revenues increased $19.4 million, or approximately 64.1% to $49.6 million in fiscal year 2006 from $30.2 million in fiscal year 2005. This increase was mainly attributable to the increased market demand for our products domestically. We put more effort on marketing our products in our domestic market in fiscal year 2006, resulting in a dramatic increase in domestic sales. In addition, we increased our attention to selling convenience foods in 2006, which had a positive impact on revenues.

Cost of Revenues. Our cost of revenue increased $15.2 million to $37.4 million in fiscal year 2006 from $22.3 million in fiscal year 2005. The increased cost of revenue is mainly due to the increased sales volume in 2006 compared to 2005. As a percentage of revenues, the cost of revenue increased to 75.51% of revenues in fiscal year 2006 from 73.69% of revenues in fiscal year 2005. The decrease of gross margin was mainly due to the increased sales in domestic market and the diversification of our products (the gross margin of our products sold in domestic market was much lower than our exported products). In addition, as our products diversification development strategy was implemented in 2006, our sales in convenience food and frozen, canned and bulk food, which have relatively lower gross margin as compared our chestnut products, has increased dramatically.

Gross Profit. Our gross profit increased $4.19 million, or 52.8%, to $12.1 million in fiscal year 2006 from $7.9 million in fiscal year 2005. Gross margin was 24.5% in fiscal year 2006, as compared to 26.3% in fiscal year 2005. The gross margin decrease was due to the increased cost of revenues described above.

Selling and Marketing Expenses. Our selling and marketing expenses increased $0.36 million, or 33.5%, to $1.5 million in fiscal year 2006 from $1.1 million in fiscal year 2005. The increase in selling and marketing expenses was primarily attributable to additional marketing efforts for our products in domestic market in 2006. As a percentage of revenues, our selling and marketing expenses decreased to 2.9% in fiscal year 2006 from 3.6% in fiscal year 2005. The percentage decrease is mainly due to the decreased transportation costs as a percentage of revenues in 2006 as transportation costs as a percentage of revenues for the domestic sales are typically lower than for export sales.

General and Administrative Expenses. Our general and administrative expenses increased $0.68 million, or 55.5%, to $1.9 million in fiscal year 2006 from $1.2 million in fiscal year 2005. As a percentage of revenues, the general and administrative expenses decreased to 3.9% in fiscal year 2006 from 4% in fiscal year 2005. This percentage decrease was primarily attributable to more efficient controls of our general and administrative expenses.

Financial Costs. Our financial cost mainly refers to our interest expenses, net of the interest income. Our financial costs increased $0.33 million to $1.9 million in fiscal year 2006 from $1.52 million in fiscal year 2005. As a percentage of revenue, the financial cost decreased to 3.7% of total revenue for fiscal year 2006 from 5.03% of total revenue for fiscal year 2005. The dollar increase in financing cost is mainly attributable to an increase of short term bank loan balances in the fiscal year 2006 as compared to fiscal year 2005.

Income before Tax. Income before taxation increased $2.9 million, or 64.4%, to $7.4 million in fiscal year 2006 from $4.5 million in fiscal year 2005. Income before taxation as a percentage of revenues increased to 15.03% in fiscal year 2006 from 15.01% in fiscal year 2005. The increase was mainly attributable to the percentage decreases of financial expenses, selling expenses and general and administrative expenses in 2006, as compared to the year of 2005.

Income taxes. We incurred income taxes of $1.1 million in fiscal year 2006, an increase of $0.75 million, compared to $0.3 million in fiscal year 2005. We operate through our three directly or indirectly wholly-owned subsidiaries Junan Hongrun Foodstuff CO., LTD. (“Junan Hongrun”), Luotian Green Foodstuff CO., LTD (“Luotian Lorain”), and Beijing Green Foodstuff CO., LTD. (“Beijing Lorain”) and one majority-owned subsidiary Shandong Green Foodstuff CO., LTD. (“Shandong Lorain”) of which we own 80.2% of the equity (directly and indirectly). As approved by local tax authority in the PRC, all the four companies were granted a “tax holiday” that allows them to be exempt from both the national and local income taxes for the first two profitable years followed by a 50% tax exemption in the next three years. The four companies started to enjoy the preferential tax policy from 2001, 2004, 2006 and 2007 respectively. The table below shows the detailed income tax rate for the four companies.

Income Tax Rate	2004	2005	2006	2007	2008	2009
Junan Hongrun	0%	0%	15%	15%	15%	30%
Luotian Lorain	33%	33%	0%	0%	15%	15%
Beijing Lorain	33%	33%	33%	33%(1)	33%(1)	33%(1)
Shandong Lorain	15%	15%	30%	30%	30%	30%
(1)	We are attempting to get a tax holiday on Beijing Lorain that would bring our tax rate to 0%, 0% and 15% for Beijing Lorain for the tax years to end December 31, 2007, 2008 and 2009.

Minority Interest. The Company holds 80.2% of the equity of its subsidiary Shandong Lorain. Therefore, in calculating minority interest according to this proportion against the Shandong Lorain’s historical financial data, the minority interest of the Company was $0.4 million in 2005 and $0.41 million in 2006.

Net income. Net income increased $2.2 million, or 56.7%, to $5.96 million in fiscal year 2006 from $3.8 million in fiscal year 2005, as a result of the factors described above.

Year Ended December 31, 2005 Compared to Year Ended December 31, 2004

Net Revenues. Net Revenues increased $2.5 million, or 8.9%, to $30.2 million in fiscal year 2005 from $27.7 million in fiscal year 2004. This slight increase was mainly attributable to the increased market demands for our products in both domestic market and international markets. On June 2004, one of our former subsidiary, Shandong Green Safety Import & Export Co., Ltd (“Green Safety”), a food trading company was spun off. Based on this fact, the revenues in 2004 in the above financial statement include the revenues generated by both our company and Green Safety, whereas the revenues in 2005 only include our company’s revenue, not including the revenue generated by Green Safety. Even with the spin-off, our company still realized slightly increased revenue in 2005, as a result of a successful marketing strategy and huge market demand for our products in fiscal year 2005.

Cost of Revenue. Our cost of revenue increased $1.2 million to $22.2 million in fiscal year 2005 from $21.1 million in fiscal year 2004. This increase was mainly due to the increase in sales volume. As a percentage of revenues, the cost of revenues decreased to 73.7% in fiscal year 2005 from 76% in fiscal year 2004. The increased gross margin was mainly attributable to the spin-off of our former subsidiary, Green Safety. The gross margin for Green Safety was much lower than the gross margin of our on-going operations. Due to the spin-off of the low gross margin subsidiary, our gross margin for our company increased in fiscal year 2005.

Gross Profit. Our gross profit increased $1.3 million to $7.9 million in fiscal year 2005 from $6.7 million in fiscal year 2004. Gross profit as a percentage of revenues was 26% in fiscal year 2005, as compared to 24% in fiscal year 2004. Such increase was due to the changes in cost of revenue described above.

Selling and Marketing Expenses. Our selling and marketing expenses decreased $0.57 million to $1.1 million in fiscal year 2005 from $1.7 million in fiscal year 2004. As a percentage of revenues, our selling and marketing expenses decreased to 3.6% in fiscal year 2005 from 6% in fiscal year 2004. These decreases were due to additional promotional fees associated with the new products launched in 2004 (such as the Bottom-up Chestnut and Nitrogen Preserved Peeled Chestnut) being included in the 2004 numbers.

General and Administrative Expenses. Our general and administrative expenses increased $0.04 million or 3.7%, to $1.22 million in fiscal year 2005 from $1.18 million in fiscal year 2004. As a percentage of revenues, general and administrative expenses decreased to 4.07% in fiscal year 2005 from 4.27% in fiscal year 2004. This percentage decrease was primarily attributable to more efficient controls of our general and administrative expenses.

Financial costs. Financial costs increased $0.14 million to $1.52 million in fiscal year 2005 from $1.38 million in fiscal year 2004. As a percentage of revenue, the financial costs increased to 5.03% in fiscal year 2005 from 4.97% in fiscal year 2004. The increase was primarily a result of increased use of short term bank loans.

Income before Taxation. Income before taxation was $4.5 million in fiscal year 2005, while the income before taxation was $3 million in fiscal year 2004. The increase can be attributed to the reasons discussed above.

Income taxes. We incurred income tax of $0.32 million in fiscal year 2005, an increase of $0.11 million, compared to $0.21 million in fiscal year 2004.

Minority Interest. The Company holds 80.2% shares of its subsidiary Shandong Lorain. The remaining 19.8% shares were held by Shandong Economic Development Investment Co. Ltd. Shandong Economic Development Investment Co. Ltd. acquired the 19.8% shares of Shandong Lorain in 2005, which results in an allocation to minority interest of $0.4 million in 2005.

Net income. Net income was $3.8 million in fiscal year 2005, an increase of $1 million, compared to the net income of $2.8 million in fiscal year 2004, as a result of the items previously described.

Liquidity and Capital Resources

As of March 31, 2007, we had cash and cash equivalents (including restricted cash) of $8.45 million and $0, respectively. As of December 31, 2006, we had cash and cash equivalents of $2.3 million and pledged deposits $2.5 million, respectively.

Our trade accounts receivable balance was $11.8 million as of December 31, 2006, which was approximately 23.8% of total revenues. As of December 31, 2005, our trade accounts receivables balance was $8 million, which was approximately 26.5% of total revenues. In 2004, our trade accounts receivable balance was $7.6 million, which was approximately 27.4% of revenues. The annual trade account receivable balance as a percentage of sales has decreased for the past 3 years due to our implementation of strict policies with regard to collecting receivables.

The following table provides detailed information about our net cash flow for all financial statement periods presented.

Pro Forma Consolidated Statements of Cash Flows

	Three Months Ended March 31,		Years Ended December,
	2007	2006	2006	2005	2004
	In thousands of dollars
Net cash provided by (used in) operating activities	7,256	4,842	-879	1,754	177
Net cash provided by (used in) investing activities	2,027	1,874	-4,152	-2,981	-4,654
Net cash provided by (used in) financing activities	(3,151)	(2,624)	-167	3,738	3,939
Net cash Flow	6,132	4,092	-5,199	2,511	-538

Operating Activities:

Net cash provided by operating activities was $7.26 million for the three months period ended March 31, 2007, which is an increase of $2.42 million from $4.84 million for the same period of 2006. The increase of the cash provided by operating activities was primarily a result of the increase of net income, depreciation and inventories in 2007, as compared to the year of 2006.

Net cash used by operating activities was $.88 million for the fiscal year ended December 31, 2006 which is a decrease of $2.63 million from the $1.75 million net cash provided by operating activities for the same period in 2005. During 2006, the company’s decreased inventories of $3.62 million caused by our efficient inventories control was more than offset by the decreased accounts and other payables of $10.22 million, which generated negative cash flows from operating activities.

Net cash provided by operating activities was $1.75 million in fiscal year 2005, and the net cash provided by operating activities was $0.18 million in fiscal year 2004. The increase of net cash provided by operating activities was mainly due to the increased sales and increased minority interest in the fiscal year 2005. The increased sales and increased minority interest during 2005 was partially offset by the increased accounts and other receivable of $1.59 million and the decreased accounts and other payables of $3.06 million, which resulted in the increase of $1.57 million of net cash provided by operations in 2005 as compared to the net cash provided by operations in 2004.

Investing Activities:

Our main uses of cash for investing activities are payments for the acquisition of plant and equipment, restricted cash pledged as deposit for bankers’ acceptance bills, investment in securities and payment of cost of lease prepayment.

Net cash provided by investing activities for the three months period ended March 31, 2007 was $2.03 million, which is an increase of $0.16 million from net cash provided by investing activities of $1.87 million for the same period of 2006. The increase was primarily due to the purchase of plants and equipment in 2007.

Net cash used in investing activities in the fiscal year ended December 31, 2006 was $4.15 million, which is an increase of $1.17 million from net cash used in investing activities of $2.98 million in the same period of 2005. Such increase was primarily due to a $3.11 million payment for the purchase of plant and equipment and $1.41 million payment of cost of lease prepayments.

Net cash used in investing activities in fiscal year 2005 was $2.98 million, while the net cash used in investing activities in fiscal year 2004 was $4.65 million. Such decrease was primarily due to the deceased payments for the purchase of plant and equipment in 2005. The payment for purchase of plant and equipment in 2005 was $1.76 million, which is a decrease of $2.10 million from the payments for the purchase of plant and equipment of $3.85 in 2004.

Financing Activities:

Net cash used in financing activities for the three months period ended March 31, 2007 was $3.15 million, which is an increase of $0.53 million from $2.62 million net cash used in financing activities during the same period of 2006. The increase of the cash used in financing activities was primarily a result of the increase of bank loan repayments.

Net cash used in financing activities for the fiscal ended December 31, 2006 totaled $0.17 million, which is a decrease of $3.91 million from the net cash provided by financing activities of $3.74 million in the same period of 2005. Such increase was mainly due to the decrease in bank borrowings, net of repayment in the fiscal year 2006.

Net cash provided by financing activities in fiscal year 2005 totaled $3.74 million, while the net cash provided by financing activities in fiscal year 2004 was $3.94 million. The net cash in fiscal year 2004 was mainly provided by the net proceeds of $3.94 million from the new bank loans in 2004.

Loan Activities:

We believe that we maintain a good relationship with many banks. As of March 31, 2007, the amounts and maturity dates for our bank loans were as follows:
All amounts, other than percentages, in thousands of U.S. dollars.

Banks	Amounts	Beginning	Ending	Duration
Junan County Agriculture Bank	0.61	06/30/2004	06/29/2007	36 months
Junan County Agriculture Bank	0.61	6/30/2004	6/29/2007	36 months
Junan County Agriculture Bank	103.35	5/31/2006	5/30/2007	12 months
Junan County Agriculture Bank	258.37	08/31/2006	06/29/2007	10 months
Junan County Agriculture Bank	28.42	10/10/2006	10/09/2007	12 months
Junan County Agriculture Bank	581.33	10/31/2006	10/30/2007	12 months
Junan County Agriculture Bank	258.37	11/03/2006	11/02/2007	12 months
Junan County Agriculture Bank	658.84	11/16/2006	11/15/2007	12 months
Junan County Agriculture Bank	116.27	11/26/2006	05/12/2007	6 months
Junan County Agriculture Bank	38.76	11/26/2006	05/12/2007	6 months
Junan County Agriculture Bank	465.06	12/06/2006	12/05/2007	12 months
Junan County Agriculture Bank	490.90	12/06/2006	12/05/2007	12 months
Junan County Construction Bank	387.55	05/09/2006	05/09/2007	12 months
Junan County Construction Bank	387.55	08/31/2006	08/31/2007	12 months
Junan County Construction Bank	324.25	09/08/2006	09/07/2007	12 months
Junan County Industrial and Commercial Bank	219.61	12/14/2006	12/15/2007	12 months
Junan County Industrial and Commercial Bank	612.33	12/11/2006	12/10/2007	12 months
Junan County Industrial and Commercial Bank	714.39	12/11/2006	11/15/2007	12 months
Junan County Industrial and Commercial Bank	516.74	01/12/2007	01/11/2008	12 months
Junan County Industrial and Commercial Bank	129.18	01/11/2007	01/10/2008	12 months
Bank of China, Junan Branch	13.42	09/19/2006	05/19/2009	8 months
International Trust & Investment Co., Ltd.	1,291.84	06/14/2005	06/13/2008	36 months
Linyi Commercial Bank	20.00	02/12/2007	04/11/2007	2 months
Linyi Commercial Bank	34.96	02/07/2007	04/06/2007	2 months
Linyi Commercial Bank	19.98	02/07/2007	04/06/2007	2 months
Linyi Commercial Bank	45.94	02/07/2007	04/06/2007	2 months
Linyi Commercial Bank	19.98	02/07/2007	04/06/2007	2 months
Linyi Commercial Bank	25.00	02/06/2007	04/05/2007	2 months
Linyi Commercial Bank	19.00	02/06/2007	04/05/2007	2 months
Junan County Agriculture Bank	2.15	09/04/2006	07/20/2007	10 months
Junan County Agriculture Bank	241.57	11/18/2006	05/15/2007	6 months
Linyi Commercial Bank	581.33	02/07/2007	02/06/2008	12 months
Linyi Commercial Bank	607.16	02/09/2007	02/01/2008	12 months
Linyi Commercial Bank	310.04	04/30/2006	10/20/2007	18 months
Linyi Commercial Bank	193.78	11/30/2006	11/29/2007	12 months
Linyi Commercial Bank	387.55	03/25/2007	05/25/2007	2 months
Junan Agricultural Development Bank	581.33	07/20/2006	07/19/2007	12 months
Junan Agricultural Development Bank	710.51	09/05/2006	09/04/2007	12 months
Junan County Industrial and Commercial Bank	302.29	02/05/2007	04/23/2007	2 months
Junan County Industrial and Commercial Bank	400.47	02/05/2007	08/01/2007	6 months
Junan County Industrial and Commercial Bank	633.00	12/26/2006	04/26/2007	4 months
Junan County Industrial and Commercial Bank	1,278.92	03/23/2007	06/21/2007	3 months
Beijing Miyun County Shilipu Rural Financial Institution	1,918.38	09/28/2006	09/27/2007	12 months
Beijing Miyun County Shilipu Rural Financial Institution	645.92	09/25/2006	09/26/2007	12 months
China Agricultural Bank, Miyun Branch	258.37	07/19/2006	07/18/2007	12 months
Agricultural Development Department of Luotian Government	645.92	09/05/2006	09/05/2007	12 months
China Agricultural Bank, Luotian Square Branch	258.37	09/30/2006	09/15/2008	24 months
China Agricultural Bank, Luotian Square Branch	96.89	12/11/2006	12/11/2010	60 months
Junan County Industrial and Commercial Bank	452.14	01/31/2007	01/18/2008	12 months
Junan County Industrial and Commercial Bank	516.74	01/31/2007	01/18/2008	12 months
Junan County Industrial and Commercial Bank	1,291.84	03/06/2007	03/05/2008	12 months
Total	20,097.26

As shown in the above table, we have $20.1 million in loans maturing on or before the end of March 31, 2007. We plan to repay this debt either as it matures or refinance this debt with other debt.

On May 3, 2007, through a private placement, we raised approximately $19.8 million in gross proceeds, which left us with approximately $18 million in net proceeds after the deduction of offering expenses in the amount of approximately $1.8 million. We plan to use part of the proceeds to build new production lines and purchase new equipment for the expansion of our production capacity. This financing resulted in an increase of our net cash flow and a decrease of our asset/liability ratio and financial risks.
Our material capital expenditure requirements for the remaining period of fiscal year 2007 are approximately $12 million, which will be used for the purposes of the updating and expansion of our production lines, equipment and facilities. In addition, we expect that we will need to borrow an additional $2.25 million for working capital (to maintain our business operations) for the remainder of 2007 (the amount does not include existing borrowings which will be rolled over into new loans). We expect that amount to be raised through bank loans. From April 1, 2007 to March 31, 2008, we have $16.3 million in bank loans that will mature. We plan to replace these loans with new banks loan in the same amount.

We believe that our currently available working capital after receiving the aggregate proceeds of Lorain’s capital raising activities, the credit facilities referred to above and the expected additional credit facility should be adequate to sustain our operations at our current levels through at least the next twelve months.

Obligations under Material Contracts

Below is a table setting forth our material contractual obligations as of March 31, 2007:

	Payments due by period
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Long-term debt obligations	$0	$0	$0	$0	$0
Capital Lease obligations	$0	$0	$0	$0	$0
Operating lease obligations	$0	$0	$0	$0	$0
Purchase obligations	$0	$0	$0	$0	$0
Other Long-term Liabilities Reflected on Registrant’s Balance Sheet under GAAP	$0	$0	$0	$0	$0
Total	$0	$0	$0	$0	$0

We do not have any material contractual obligations as of March 31, 2007.

Critical Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires our management to make assumptions, estimates and judgments that affect the amounts reported in the financial statements, including the notes thereto, and related disclosures of commitments and contingencies, if any. We consider our critical accounting policies to be those that require the more significant judgments and estimates in the preparation of financial statements, including the following:

(a)	Method of Accounting

The Company maintains its general ledger and journals with the accrual method accounting for financial reporting purposes. The financial statements and notes are representations of management. Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of financial statements, which are compiled on the accrual basis of accounting.

(b)	Principles of pro forma consolidation

The pro forma consolidated financial statements prepared for the years ended March 31, 2007 and 2006, for each of the Group companies is based on the assumption that the consolidation should have been made as at the date of incorporation of each companies under common controlling stockholders. Accordingly, the restructuring is treated as if it is a single business combination and the financial information relating to the Company and its commonly controlled entity for the years ended March 31, 2007 and 2006 was prepared on a consolidated basis.

The pro forma consolidated balance sheets of the Group have been prepared to present the assets and liabilities of the companies now comprising the Group as at March 31, 2007 and 2006 as if the current group structure had been in existence as at that date.

The pro forma consolidated financial statements are presented in US Dollars and include the accounts of the Company and its commonly controlled entity. All significant inter-company balances and transactions are eliminated in combination.

As of March 31, 2007 and 2006, the particulars of the commonly controlled entities are as follows: -

Name of company	Place of incorporation	Attributable equity interest %	Registered capital (USD)	Registered capital in (RMB)

Shandong Green Foodstuff Co., Ltd	PRC	80.2%	$12,901,823	(RMB 100,860,000)
Luotian Green Foodstuff Co., Ltd	PRC	100%	$1,279,181	(RMB 10,000,000)
Junan Hongrun Foodstuff Co., Ltd	PRC	100%	$2,430,445	(RMB 19,000,000)
Beijing Green Foodstuff Co., Ltd	PRC	100%	$1,279,181	(RMB 10,000,000)

(c)	Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

(d)	Economic and political risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition, and results of its operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

(e)	Lease prepayments

Lease prepayments represent the cost of land use rights in the PRC. Land use rights are carried at cost and amortized on a straight-line basis over the period of rights of 50 years.

(f)	Property, plant and equipment

Plant and equipment are carried at cost less accumulated depreciation. Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows: -

Buildings	40 years
Machinery and equipment	10 years
Motor vehicles	10 years
Office equipment	5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

(g)	Accounting for the Impairment of Long-Lived Assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets.

If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

During the reporting periods, there was no impairment loss.

(h)	Construction in progress

Construction in progress represents direct costs of construction or acquisition and design fees incurred. Capitalization of these costs ceases and the construction in progress is transferred to plant and equipment when substantially all the activities necessary to prepare the assets for their intended use are completed. No depreciation is provided until it is completed and ready for intended use.

(i)	Investment securities

The Company classifies its equity securities into trading or available-for-sale. Trading securities are bought and held principally for the purpose of selling them in the near term. All securities not included in trading securities are classified as available-for-sale.

Trading and available-for-sale securities are recorded at fair value. Unrealized holding gains and losses on trading securities are included in the net income. Unrealized holding gains and losses, net of the related tax effect, on available for sale securities are excluded from net income and are reported as a separate component of other comprehensive income until realized. Realized gains and losses from the sale of available-for-sale securities are determined on a specific-identification basis.

A decline in the market value of any available-for-sale security below cost that is deemed to be other-than-temporary results in a reduction in carrying amount to fair value. The impairment is charged as an expense to the statement of income and comprehensive income and a new cost basis for the security is established. To determine whether an impairment is other-than-temporary, the Company considers whether it has the ability and intent to hold the investment until a market price recovery and considers whether evidence indicating the cost of the investment is recoverable outweighs evidence to the contrary. Evidence considered in this assessment includes the reasons for the impairment, the severity and duration of the impairment, changes in value subsequent to year-end, and forecasted performance of the investee.

Premiums and discounts are amortized or accreted over the life of the related available-for-sale security as an adjustment to yield using the effective-interest method. Dividend and interest income are recognized when earned.

As of March 31, 2007 and 2006 the unrealized gains and loses on these investments are immaterial.

(j)	Inventories

Inventories consisting of finished goods, and raw materials are stated at the lower of cost or market value. Finished goods are comprised of direct materials, direct labor and an appropriate proportion of overhead.

(k)	Trade receivables

Trade receivables are recognized and carried at the original invoice amount less allowance for any uncollectible amounts. An estimate for doubtful accounts is made when collection of the full amount is no longer probable. Bad debts are written off as incurred.

(l)	Customer deposits

Customer deposits were received from customers in connection with orders of products to be delivered in future periods.

(m)	Cash and cash equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. The Company maintains bank accounts only in the PRC. The Company does not maintain any bank accounts in the United States of America.

(n)	Advertising

All advertising costs are expensed as incurred.

(o)	Shipping and handling

All shipping and handling are expensed as incurred.

(p)	Research and development

All research and development costs are expensed as incurred.

(q)	Retirement benefits

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to the pro forma consolidated statement of income as incurred.

(r)	Income taxes

The Company accounts for income tax using an asset and liability approach and allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future realization is uncertain.

(s)	Statutory reserves

Statutory reserves are referring to the amount appropriated from the net income in accordance with laws or regulations, which can be used to recover losses and increase capital, as approved, and are to be used to expand production or operations.

(t)	Foreign currency translation

The accompanying financial statements are presented in United States dollars. The functional currency of the Company is the Renminbi (RMB). The financial statements are translated into United States dollars from RMB at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

	2007	2006
Year-end RMB : US$ exchange rate	7.7409	8.0352
Average yearly RMB : US$ exchange rate	7.7714	8.0558

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation.

(u)	Revenue recognition

The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibility is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue.

The Company's revenue consists of invoiced value of goods, net of a value-added tax (VAT). No product return or sales discount allowance is made as products delivered and accepted by customers are normally not returnable and sales discount is normally not granted after products are delivered.

(v)	Earnings per share

Basic earnings per share is computed by dividing net income by the weighted average number of ordinary shares outstanding during the period. Diluted earnings per share is computed by dividing net income by the sum of the weighted average number of ordinary shares outstanding and dilutive potential ordinary shares during the years. During the three-month periods ended March 31, 2007 and 2006, no dilutive potential ordinary shares were issued.

(w)	Segment reporting

The Company uses the “management approach” in determining reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker for making operating decisions and assessing performance as the source for determining the Company’s reportable segments.

(x)	Commitments and contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

(y)	Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that is required to be recognized under current accounting standards, as components of comprehensive income, are required to be reported in a financial statement that is presented with the same prominence as other financial statements. The Company’s current component of other comprehensive income is the foreign currency translation adjustment.

(z)	Recent accounting pronouncements

In July 2006, the FASB issued FIN 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in tax positions. This Interpretation requires that the Company recognize in its consolidated financial statements the impact of a tax position if that position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective for the Company on January 1, 2007, with the cumulative effect of the change in accounting principle, if any, recorded as an adjustment to opening retained earnings.

In September 2006, the FASB issued SFAS 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements, where fair value is the relevant measurement attribute. The standard does not require any new fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.

In September 2006, the SEC issued SAB No. 108, which provides guidance on the process of quantifying financial statement misstatements. In SAB No. 108, the SEC staff establishes an approach that requires quantification of financial statement errors, under both the iron-curtain and the roll-over methods, based on the effects of the error on each of the Company’s financial statements and the related financial statement disclosures. SAB No.108 is generally effective for annual financial statements in the first fiscal year ending after November 15, 2006. The transition provisions of SAB No. 108 permits existing public companies to record the cumulative effect in the first year ending after November 15, 2006 by recording correcting adjustments to the carrying values of assets and liabilities as of the beginning of that year with the offsetting adjustment recorded to the opening balance of retained earnings.

The management of the Company does not anticipate that the adoption of these three standards will have a material impact on these consolidated financial statements.

Accounting for the Impairment of Long-Lived Assets -- The long-lived assets held and used by us are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets.

If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

During the reporting years, there was no impairment loss.

Revenue recognition -- Our revenue recognition policies are in compliance with Staff Accounting  Bulletin (SAB) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, we have no other significant obligations and collectibility is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue.

Our revenue consists of invoiced value of goods, net of a value-added tax (VAT). No product return or sales discount allowance is made as products delivered and accepted by customers are normally not returnable and sales discount is normally not granted after products are delivered.

Recent accounting pronouncements

In July 2006, the FASB issued FIN 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in tax positions. This Interpretation requires that the Company recognizes in its consolidated financial statements the impact of a tax position if that position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective for the Company on January 1, 2007, with the cumulative effect of the change in accounting principle, if any, recorded as an adjustment to opening retained earnings.

In September 2006, the FASB issued SFAS 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements, where fair value is the relevant measurement attribute. The standard does not require any new fair value measurements. SFAS 157 is effective for financial statements issued for fiscal year beginning after November 15, 2007, and interim periods within those fiscal year.

In September 2006, the SEC issued SAB No. 108, which provides guidance on the process of quantifying financial statement misstatements. In SAB No. 108, the SEC staff establishes an approach that requires quantification of financial statement errors, under both the iron-curtain and the roll-over methods, based on the effects of the error on each of the Company’s financial statements and the related financial statement disclosures. SAB No.108 is generally effective for annual financial statements in the first fiscal year ending after November 15, 2006. The transition provisions of SAB No. 108 permits existing public companies to record the cumulative effect in the first year ending after November 15, 2006 by recording correcting adjustments to the carrying values of assets and liabilities as of the beginning of that year with the offsetting adjustment recorded to the opening balance of retained earnings.

The management of the Company does not anticipate that the adoption of these three standards will have a material impact on these consolidated financial statements.

Seasonality

Our operating results and operating cash flows historically have been subject to seasonal variations. Our raw materials are mostly fresh agricultural products. Therefore, we are subject to production seasonality by product, though we are able to maintain overall year-round production. Specifically, the main processing season for chestnut products is from the latter half of August to the next January. During the busy season, our chestnut production lines are running with full capacity. Other than this period, we still maintain a small amount of chestnut production by using frozen chestnuts. However, this pattern may change, as a result of new market opportunities or new product introductions.

Off-Balance Sheet Arrangements

We do not have any off-balance arrangements.

QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK

Interest Rate Risk

We are exposed to interest rate risk primarily with respect to our short-term bank loans. Although the interest rates are fixed for the terms of the loans, the terms are typically 12 months and interest rates are subject to change upon renewal. Since April 28, 2006, China People’s Bank has increased the interest rate of RMB bank loans with a term of 6 months or less by 0.27%, and loans with a term of 6 to 12 months by 0.54%. The new interest rates are 5.67% and 6.39% for RMB bank loans with a term 6 months or less and loans with a term of 6-12 months, respectively. The change in interest rates has no impact on our bank loans that were made before April 28, 2006. A hypothetical 1.0% increase in the annual interest rates for all of our credit facilities at December 31, 2006 would decrease net income before provision for income taxes by approximately $230,000 for the six months ended December 31, 2006. Management monitors the banks’ interest rates in conjunction with our cash requirements to determine the appropriate level of debt balances relative to other sources of funds. We have not entered into any hedging transactions in an effort to reduce our exposure to interest rate risk.

Foreign Exchange Risk

While our reporting currency is the U.S. Dollar, all of our consolidated revenues and consolidated costs and expenses are denominated in Renminbi. All of our assets are denominated in RMB except for cash. As a result, we are exposed to foreign exchange risk as our revenues and results of operations may be affected by fluctuations in the exchange rate between U.S. Dollars and RMB. If the RMB depreciates against the U.S. Dollar, the value of our RMB revenues, earnings and assets as expressed in our U.S. Dollar financial statements will decline. We have not entered into any hedging transactions in an effort to reduce our exposure to foreign exchange risk.

Inflation

Inflationary factors such as increases in the cost of our product and overhead costs may adversely affect our operating results. Although we do not believe that inflation has had a material impact on our financial position or results of operations to date, a high rate of inflation in the future may have an adverse effect on our ability to maintain current levels of gross margin and selling, general and administrative expenses as a percentage of net revenues, if the selling prices of our products do not increase with these increased costs.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On April 30, 2007, our board of directors approved the dismissal of Michael J. Larsen, PC as our independent auditor, effective upon the filing of the Company’s Quarterly Report on Form 10-QSB for the first quarter of 2007, which was filed on May 21, 2007. On May 25, 2007, we filed a current report on Form 8-K to disclose the effectiveness of the dismissal in accordance with Item 304(a) of Regulation S-K. A copy of the letter from Michael J. Larsen, PC addressed to the SEC was filed by us as Exhibit 16.1 to such current report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On April 30, 2007, concurrent with the decision to dismiss Michael J. Larsen, PC as our independent auditor, our Board of Directors elected to continue the existing relationship of our new subsidiary Lorain Holding with Samuel H. Wong & Co., LLP, Certified Public Accountants and appointed Samuel H. Wong & Co., LLP, Certified Public Accountants as our independent auditor.

During our two most recent fiscal years (ended December 31, 2006 and 2005) and from January 1, 2007 to the date hereof, there were no disagreements with Michael J. Larsen, PC on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. There were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K, during our two most recent fiscal years (ended December 31, 2006 and 2005) and from January 1, 2007 to the date hereof.

FINANCIAL INFORMATION

Filed herewith are audited consolidated financial statements of International Lorain Holding, Inc., Shandong Green Foodstuff Co., Ltd, Junan Lorain Foodstuff Co., Ltd, Beijing Green Foodstuff Co., Ltd, and Loutian Green Foodstuff Co., Ltd. for the fiscal years ended December 31, 2006, 2005 and 2004 and unaudited consolidated financial statements of International Lorain Holding, Inc., Shandong Green Foodstuff Co., Ltd, Junan Lorain Foodstuff Co., Ltd, Beijing Green Foodstuff Co., Ltd, and Loutian Green Foodstuff Co., Ltd. for the three months ended March 31, 2007.

SELECTED QUARTERLY FINANCIAL INFORMATION

The following table sets forth certain unaudited financial information for each of the eight quarters ended December 31, 2006 and the first quarter ended March 31, 2007. The consolidated financial statements for each of these quarters have been prepared on the same basis as the audited consolidated financial statements included herein and, in the opinion of management, include all adjustments necessary for the fair presentation of the results of operations for these periods. You should read this information together with our audited consolidated financial statements and the related notes included elsewhere herein.

All amounts in thousands of U.S. dollars, except per share data

	Three Months Ended
	March 31, 2005	June 30, 2005	September 30, 2005	December 31, 2005	Total
Revenues	3,388	3,069	5,001	18,737	30,195
Gross Profit	759	649	1392	5145	7,945
Income (loss) before extraordinary items and cumulative effect of a change in accounting	5	(102)	628	3271	3,802
Net Income	5	(102)	628	3271	3,802
Earnings per Share
Basic	0.05	(1.02)	6.28	32.71	38.02
Diluted	0.05	(1.02)	6.28	32.71	38.02

	March 31, 2006	June 30, 2006	September 30, 2006	December 31, 2006	Total
Revenues	5,588	8,891	12,180	22,902	49,561
Gross profit	1,301	2,014	2,960	5,863	12,138
Income (loss) before extraordinary items and cumulative effect of a change in accounting	245	814	1,478	3,422	5,959
Net income	245	814	1,478	3,422	5,959
Earnings per Share:
Basic	2.45	8.14	14.78	34.22	59.59
Diluted	2.45	8.14	14.78	34.22	59.59

	March 31, 2007
Revenues	11,899
Gross profit	2,946
Income (loss) before extraordinary items and cumulative effect of a change in accounting	1,528
Net income	1,528
Earnings per Share:
Basic	15.28
Diluted	15.28

OTHER INFORMATION

For more detailed information on the Company, the Share Exchange Transaction, the Financial Transaction and other information about the business and operations of the Company, including financial statements and other information, you may refer to our Current Report on Form 8-K filed on May 9, 2007, and other periodic filings made with the SEC from time to time. Copies of these documents are available on the SEC’s EDGAR database at www.sec.gov and a copies of which may be obtained by writing our secretary at the address specified above.

INTERNATIONAL LORAIN HOLDING, INC.

REVIEWED PROFORMA FINANCIAL STATEMENTS
MARCH 31, 2007 AND 2006
(Stated in US dollars)

INTERNATIONAL LORAIN HOLDING, INC.

CONTENTS	PAGES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	1

PRO FORMA CONSOLIDATED BALANCE SHEETS	2 - 3

PRO FORMA CONSOLIDATED STATEMENTS OF INCOME	4

PRO FORMA CONSOLIDATED STATEMENTS OF CASH FLOWS	5

NOTES TO PRO FORMA FINANCIAL STATEMENTS	6 - 12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON REVIEW OF PROFORMA FINANCIAL INFORMATION

To:	The board of directors and stockholders of International Lorain Holding, Inc.

We have reviewed the pro forma adjustments reflecting the transaction described in Note 1 and the application of those adjustments to the historical amounts in the assembly of the accompanying pro forma financial consolidated balance sheets of International Lorain Holding, Inc. as of March 31, 2007 and 2006, and the pro forma consolidated statements of income, and cash flows for the three-month periods then ended. The historical consolidated financial statements are derived from the historical financial statements of International Lorain Holding, Inc., Shandong Green Foodstuff Co., Ltd., Junan Hongrun Foodstuff Co., Ltd, Luotian Green Foodstuff Co., Ltd., and Beijing Green Foodstuff Co., Ltd., which were reviewed by us. Such pro forma adjustments are based upon management’s assumptions described in Note 2. International Lorain Holding, Inc.’s management is responsible for the pro forma financial information.

Our review was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. A review is substantially less in scope than an examination, the objective of which is the expression of an opinion on management's assumptions, the pro forma adjustments and the application of those adjustments to historical financial information. Accordingly, we do not express such an opinion. The objective of this pro forma financial information is to show what the significant effects on the historical financial information might have been had the transaction occurred at an earlier date. However, the pro forma consolidated financial statements are not necessarily indicative of the results of operations or related effects on financial position that would have been attained had the above-mentioned transaction actually occurred earlier.

Based on our review, nothing came to our attention that caused us to believe that management's assumptions do not provide a reasonable basis for presenting the significant effects directly attributable to the above-mentioned transaction described in Note 1, that the related pro forma adjustments do not give appropriate effect to those assumptions to the historical financial statement amounts in the pro forma consolidated balance sheets as of March 31, 2007 and 2006, and the pro forma consolidated statements of income, and cash flows for the three-month periods then ended.

South San Francisco, California May 9, 2007	Samuel H. Wong & Co., LLP Certified Public Accountants

INTERNATIONAL LORAIN HOLDING, INC.

PRO FORMA BALANCE SHEETS
AS OF MARCH 31, 2007 AND 2006
(Stated in US Dollars)

	2007	2006
ASSETS
Current assets
Cash and cash equivalents	$8,450,565	$11,555,376
Pledged cash deposits	327,448	246,183
Trade accounts receivable	9,812,332	6,272,590
Other receivables	5,617,437	4,896,284
Investment in marketable securities	26,881	20,908
Prepayments for raw materials	291,212	1,580,618
Inventories	11,207,360	18,855,378

Total current assets	$35,733,235	$43,427,337

Long-term assets
Property, plant and equipment, net	7,835,706	10,752,765
Leasehold land, net	3,841,249	1,426,584

TOTAL ASSETS	$47,410,190	$55,606,686
LIABILITIES AND
STOCKHOLDERS’ EQUITY
Current liabilities
Short term bank loans	$20,097,263	$20,051,170
Accounts payable	1,625,768	6,056,913
Notes payable	3,500,885	5,351,454
Customers’ deposits	862,924	997,078
Accrued expenses and other payables	4,035,972	1,234,489
Acquisition payables	7,324,272	-
Income tax payable	753,051	-

Total current liabilities	$38,200,135	$33,691,104

TOTAL LIABILITIES	$38,200,135	$33,691,104

See accompanying notes and accountant’s report.

INTERNATIONAL LORAIN HOLDING, INC.

PRO FORMA BALANCE SHEETS (Continued)
AS OF MARCH 31, 2007 AND 2006
(Stated in US Dollars)

	2007	2006

Minority interests	$3,575,437	$3,364,730

STOCKHOLDERS’ EQUITY

Common stock US$0.001 par value; 21,000,000 authorized; 100,000 issued and outstanding as of March 31, 2006 (pro forma) and 2007	$100	$100
Additional paid-in-capital	19,900	12,042,725
Statutory reserves	904,594	2,684,913
Retained earnings	4,677,788	3,768,744
Accumulated other comprehensive income	32,236	54,370
	$5,634,618	$18,550,852

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$47,410,190	$55,606,686

See accompanying notes and accountant’s report.

INTERNATIONAL LORAIN HOLDING, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE-MONTHS ENDED MARCH 31, 2007 AND 2006
(Stated in US Dollars)

	2007	2006

Net revenues	$11,898,812	$5,587,786
Cost of revenues	(8,952,799)	(4,286,742)

Gross profit	$2,946,013	$1,301,044

Operating expenses
Selling and marketing expenses	(125,833)	(296,645)
General and administrative expenses	(359,999)	(361,963)

Income from continuing operations	$2,460,181	$642,436

Finance costs, net	(565,670)	(364,387)
Government grant	7,721	2,910
Other income	26,590	58,751
Other expenses	(4,226)	(30,247)

Income before taxation	$1,924,596	$309,463
Income tax	(329,980)	(79,251)

Net income before minority interests	$1,594,616	$230,212
Minority interests	(66,754)	15,151

Net income	$1,527,862	$245,363

Net income per share, basic and diluted	$15.28	$2.45

Weighted average shares outstanding of common stock	100,000	100,000

See accompanying notes and accountant’s report.

INTERNATIONAL LORAIN HOLDING, INC.

PRO FORMA CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE THREE-MONTHS ENDED MARCH 31, 2007 AND 2006
(Stated in US Dollars)

	2007	2006
Cash flows from operating activities
Net income	$1,527,862	$245,363
Depreciation	159,763	144,672
Amortization	18,038	10,426
Minority interest	101,395	480,369
Decrease in accounts and other receivables	2,994,953	4,387,451
Decrease/(increase) in inventories	1,086,994	(3,403,623)
Increase in accounts and other payables	1,366,749	2,977,294

Net cash provided by operating activities	$7,255,754	$4,841,952

Cash flows from investing activities
Purchase of plant and equipment	887,995	(608,105)
Decrease in pledged deposits	2,221,873	2,591,884
Payment of cost of lease prepayment	(1,081,811)	(105,259)
Investments in securities	(263)	(4,434)

Net cash provided by investing activities	$2,027,794	$1,874,086

Cash flows from financing activities
Bank repayment	(3,151,061)	(2,623,859)

Net cash used in financing activities	$(3,151,061)	$(2,623,859)

Net in cash and cash equivalents sourced	6,132,487	4,092,179

Effect of foreign currency translation on cash and cash equivalents	1,653	34,159

Cash and cash equivalents-beginning of year	2,316,425	7,429,038

Cash and cash equivalents-end of year	$8,450,565	$11,555,376

Supplementary cash flow information:
Interest received	$3,053	$10,125
Interest paid	527,210	358,717
Tax paid	329,980	79,251

See accompanying notes and accountant’s report.

INTERNATIONAL LORAIN HOLDING, INC.

NOTES TO PRO FORMA FINANCIAL STATEMENTS
(Stated in US Dollars)

1.     PRINCIPAL ACTIVITIES, BASIS OF PRESENTATION AND ORGANIZATION

Principal Activities

International Lorain Holding, Inc. (“the Company”) was incorporated under the Companies Law of the Cayman Islands with limited liabilities on August 4, 2006. The Company currently operate through three wholly-owned and one holding subsidiaries located in mainland China: Shandong Green Foodstuff Co., Ltd (“Shandong Lorain”), Junan Hongrun Foodstuff Co., Ltd (“Junan Hongrun”), Luotian Green Foodstuff Co., Ltd (“Luotian Lorain”), and Beijing Green Foodstuff Co., Ltd (“Beijing Lorain”).

The Company and its subsidiaries (hereinafter, collectively referred to as the “Group”) are engaged in development, manufacture and sale of food products worldwide. The Group produces hundreds of varieties of food categorized into three divisions: chestnut products, convenient food including Read-to-cook (RTCs), Ready-to-eat (RTEs) and Meals Ready-to-eat (MREs), and frozen and canned food.

Basis of Presentation and Organization

The current equity structure is established through a series of transaction or restructuring:

The Company was incorporated in Cayman Islands in August 2006. Mr. Hisashi Akazawa has 100% equity ownership. In July 2006, Junan Hongrun acquired the 100% equity ownership of Beijing Lorain. In September 2006, the Company acquired the 100% equity ownership of Luotian Lorain. In August 2006, the Company acquired the 100% equity ownership of Junan Hongrun, and thus Beijing Lorain became our indirectly wholly owned subsidiary through Junan Hongrun. In August 2006, the Company acquired the 25% equity ownership of Shandong Lorain. After that, the Company hold 80.2% equity ownership of Shandong Lorain including 55.2% indirectly holdings through our wholly-owned subsidiary Junan Hongrun. The remaining 19.8% equity of Shandong Lorain is held by a state-owned interest, Shandong Economic Development Investment Corporation.

After the restructuring described as above, the Company presently has two direct wholly-owned subsidiaries Junan Hongrun and Luotian Lorain, one indirect wholly-owned subsidiary through Junan Hongrun, which is Beijing Lorain. In addition, we directly and indirectly own 80.2% ownership of Shandong Lorain. The rest 19.8% state-owned equity of Shandong Lorain is not included in the listing subject.

Mr. Hisashi Akazawa owns 100% equity interest of the Company.

INTERNATIONAL LORAIN HOLDING, INC.

NOTES TO PRO FORMA FINANCIAL STATEMENTS
(Stated in US Dollars)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Method of Accounting

The Company maintains its general ledger and journals with the accrual method accounting for financial reporting purposes. The financial statements and notes are representations of management. Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of financial statements, which are compiled on the accrual basis of accounting.

(b)	Principles of pro forma consolidation

The pro forma consolidated financial statements prepared for the years ended March 31, 2007 and 2006, for each of the Group companies is based on the assumption that the consolidation should have been made as at the date of incorporation of each companies under common controlling stockholders. Accordingly, the restructuring is treated as if it is a single business combination and the financial information relating to the Company and its commonly controlled entity for the years ended March 31, 2007 and 2006 was prepared on a consolidated basis.

The pro forma consolidated balance sheets of the Group have been prepared to present the assets and liabilities of the companies now comprising the Group as at March 31, 2007 and 2006 as if the current group structure had been in existence as at that date.

The pro forma consolidated financial statements are presented in US Dollars and include the accounts of the Company and its commonly controlled entity. All significant inter-company balances and transactions are eliminated in combination.

As of March 31, 2007 and 2006, the particulars of the commonly controlled entities are as follows: -

Name of company	Place of incorporation	Attributable equity interest %	Registered capital (USD)	Registered capital in (RMB)

Shandong Green Foodstuff Co., Ltd	PRC	80.2%	$12,901,823	(RMB 100,860,000)
Luotian Green Foodstuff Co., Ltd	PRC	100%	$1,279,181	(RMB 10,000,000)
Junan Hongrun Foodstuff Co., Ltd	PRC	100%	$2,430,445	(RMB 19,000,000)
Beijing Green Foodstuff Co., Ltd	PRC	100%	$1,279,181	(RMB 10,000,000)

(c)	Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

INTERNATIONAL LORAIN HOLDING, INC.

NOTES TO PRO FORMA FINANCIAL STATEMENTS
(Stated in US Dollars)

(d)	Economic and political risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition, and results of its operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

(e)	Lease prepayments

Lease prepayments represent the cost of land use rights in the PRC. Land use rights are carried at cost and amortized on a straight-line basis over the period of rights of 50 years.

(f)	Property, plant and equipment

Plant and equipment are carried at cost less accumulated depreciation. Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows: -

Buildings	40 years
Machinery and equipment	10 years
Motor vehicles	10 years
Office equipment	5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

(g)	Accounting for the Impairment of Long-Lived Assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets.

If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

During the reporting periods, there was no impairment loss.

INTERNATIONAL LORAIN HOLDING, INC.

NOTES TO PRO FORMA FINANCIAL STATEMENTS
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(h)	Construction in progress

Construction in progress represents direct costs of construction or acquisition and design fees incurred. Capitalization of these costs ceases and the construction in progress is transferred to plant and equipment when substantially all the activities necessary to prepare the assets for their intended use are completed. No depreciation is provided until it is completed and ready for intended use.

(i)	Investment securities

The Company classifies its equity securities into trading or available-for-sale. Trading securities are bought and held principally for the purpose of selling them in the near term. All securities not included in trading securities are classified as available-for-sale.

Trading and available-for-sale securities are recorded at fair value. Unrealized holding gains and losses on trading securities are included in the net income. Unrealized holding gains and losses, net of the related tax effect, on available for sale securities are excluded from net income and are reported as a separate component of other comprehensive income until realized. Realized gains and losses from the sale of available-for-sale securities are determined on a specific-identification basis.

A decline in the market value of any available-for-sale security below cost that is deemed to be other-than-temporary results in a reduction in carrying amount to fair value. The impairment is charged as an expense to the statement of income and comprehensive income and a new cost basis for the security is established. To determine whether an impairment is other-than-temporary, the Company considers whether it has the ability and intent to hold the investment until a market price recovery and considers whether evidence indicating the cost of the investment is recoverable outweighs evidence to the contrary. Evidence considered in this assessment includes the reasons for the impairment, the severity and duration of the impairment, changes in value subsequent to year-end, and forecasted performance of the investee.

Premiums and discounts are amortized or accreted over the life of the related available-for-sale security as an adjustment to yield using the effective-interest method. Dividend and interest income are recognized when earned.

As of March 31, 2007 and 2006 the unrealized gains and loses on these investments are immaterial.

(j)	Inventories

Inventories consisting of finished goods, and raw materials are stated at the lower of cost or market value. Finished goods are comprised of direct materials, direct labor and an appropriate proportion of overhead.

INTERNATIONAL LORAIN HOLDING, INC.

NOTES TO CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(k)	Trade receivables

Trade receivables are recognized and carried at the original invoice amount less allowance for any uncollectible amounts. An estimate for doubtful accounts is made when collection of the full amount is no longer probable. Bad debts are written off as incurred.

(l)	Customer deposits

Customer deposits were received from customers in connection with orders of products to be delivered in future periods.

(m)	Cash and cash equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. The Company maintains bank accounts only in the PRC. The Company does not maintain any bank accounts in the United States of America.

(n)	Advertising

All advertising costs are expensed as incurred.

(o)	Shipping and handling

All shipping and handling are expensed as incurred.

(p)	Research and development

All research and development costs are expensed as incurred.

(q)	Retirement benefits

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to the pro forma consolidated statement of income as incurred.
(r)	Income taxes

The Company accounts for income tax using an asset and liability approach and allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future realization is uncertain.

(s)	Statutory reserves

Statutory reserves are referring to the amount appropriated from the net income in accordance with laws or regulations, which can be used to recover losses and increase capital, as approved, and are to be used to expand production or operations.

INTERNATIONAL LORAIN HOLDING, INC.

NOTES TO PRO FORMA FINANCIAL STATEMENTS
(Stated in US Dollars)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(t)	Foreign currency translation

The accompanying financial statements are presented in United States dollars. The functional currency of the Company is the Renminbi (RMB). The financial statements are translated into United States dollars from RMB at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

	2007	2006
Year-end RMB : US$ exchange rate	7.7409	8.0352
Average yearly RMB : US$ exchange rate	7.7714	8.0558

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation.

(u)	Revenue recognition

The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibility is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue.

The Company's revenue consists of invoiced value of goods, net of a value-added tax (VAT). No product return or sales discount allowance is made as products delivered and accepted by customers are normally not returnable and sales discount is normally not granted after products are delivered.

(v)	Earnings per share

Basic earnings per share is computed by dividing net income by the weighted average number of ordinary shares outstanding during the period. Diluted earnings per share is computed by dividing net income by the sum of the weighted average number of ordinary shares outstanding and dilutive potential ordinary shares during the years. During the three-month periods ended March 31, 2007 and 2006, no dilutive potential ordinary shares were issued.

(w)	Segment reporting

The Company uses the “management approach” in determining reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker for making operating decisions and assessing performance as the source for determining the Company’s reportable segments.

INTERNATIONAL LORAIN HOLDING, INC.

NOTES TO PRO FORMA FINANCIAL STATEMENTS
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(x)	Commitments and contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

(y)	Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that is required to be recognized under current accounting standards, as components of comprehensive income, are required to be reported in a financial statement that is presented with the same prominence as other financial statements. The Company’s current component of other comprehensive income is the foreign currency translation adjustment.

(z)	Recent accounting pronouncements

In July 2006, the FASB issued FIN 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in tax positions. This Interpretation requires that the Company recognize in its consolidated financial statements the impact of a tax position if that position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective for the Company on January 1, 2007, with the cumulative effect of the change in accounting principle, if any, recorded as an adjustment to opening retained earnings.

In September 2006, the FASB issued SFAS 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements, where fair value is the relevant measurement attribute. The standard does not require any new fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.

In September 2006, the SEC issued SAB No. 108, which provides guidance on the process of quantifying financial statement misstatements. In SAB No. 108, the SEC staff establishes an approach that requires quantification of financial statement errors, under both the iron-curtain and the roll-over methods, based on the effects of the error on each of the Company’s financial statements and the related financial statement disclosures. SAB No.108 is generally effective for annual financial statements in the first fiscal year ending after November 15, 2006. The transition provisions of SAB No. 108 permits existing public companies to record the cumulative effect in the first year ending after November 15, 2006 by recording correcting adjustments to the carrying values of assets and liabilities as of the beginning of that year with the offsetting adjustment recorded to the opening balance of retained earnings.

The management of the Company does not anticipate that the adoption of these three standards will have a material impact on these consolidated financial statements.

INTERNATIONAL LORAIN HOLDING, INC.

FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006
(Stated in US dollars)

INTERNATIONAL LORAIN HOLDING, INC.

CONTENTS	PAGES

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM	2

CONSOLIDATED BALANCE SHEET	3 - 4

CONSOLIDATED STATEMENT OF INCOME	5

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY	6

CONSOLIDATED STATEMENT OF CASH FLOWS	7

NOTES TO FINANCIAL STATEMENTS	8 - 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To:	The Board of Directors and Stockholders of International Lorain Holding, Inc.

We have audited the accompanying consolidated balance sheet of International Lorain Holding, Inc. as of December 31, 2006 and the related consolidated statements of operations, stockholders' equity, and cash flows for the short year from August 4, 2006(date of incorporation) to December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of International Lorain Holding, Inc. as of December 31, 2006 and the results of its operations, and cash flows for the short year then ended in conformity with accounting principles generally accepted in the United States of America.

South San Francisco, California	Samuel H. Wong & Co., LLP
March 1, 2007	Certified Public Accountants

INTERNATIONAL LORAIN HOLDING, INC.

CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2006
(Stated in US Dollars)

	Note
ASSETS
Current assets
Cash and cash equivalents		$2,316,425
Pledged bank deposits	3	2,549,321
Trade accounts receivable	4	11,805,229
Trading securities		26,618
Prepayments for raw materials		2,406,161
Income tax prepayment		38,375
Other receivables	5	4,466,169
Inventories	6	12,294,354

Total current assets		$35,902,652
Property, plant and equipment, net	7	8,883,464
Leasehold Land, net	8	2,777,476

TOTAL ASSETS		$47,563,592

LIABILITIES AND
STOCKHOLDERS’ EQUITY
Current liabilities
Short term debts	9	$21,858,467
Notes payable	10	3,466,581
Accounts payable		1,795,968
Customers’ deposits		843,089
Accrued expenses and other payables	11	2,903,995
Acquisition payable	12	7,324,272
Current maturities of long term debts	13	5,117
Income tax payable		402,217

Total current liabilities		$38,599,706
Long term debts	13	1,384,741

TOTAL LIABILITIES		$39,984,447

See accompanying notes to financial statements

INTERNATIONAL LORAIN HOLDING, INC.

CONSOLIDATED BALANCE SHEET (Continued)
AS OF DECEMBER 31, 2006
(Stated in US Dollars)

	Note

Minority interests	14	$3,474,042

STOCKHOLDERS’ EQUITY
Common stock US$0.001 par value; 21,000,000 authorized; 100,000 issued and outstanding as
of December 31, 2006	1	$100
Additional paid-in-capital		19,900
Statutory reserves		904,594
Retained earnings		3,149,926
Accumulated other comprehensive income		30,583

		$4,105,103

TOTAL LIABILITIES AND STOCKHOLDERS’
EQUITY		$47,563,592

See accompanying notes to financial statements

INTERNATIONAL LORAIN HOLDING, INC.

CONSOLIDATED STATEMENT OF INCOME
FOR THE PERIOD FROM AUGUST 4, 2006 (DATE OF INCORPORATION)
TO DECEMBER 31, 2006
(Stated in US Dollars)

	Notes

Net revenues	18	$29,131,850
Cost of revenues		(21,765,210)

Gross profit		$7,366,640

Operating expenses
Selling and marketing expenses		(606,828)
General and administrative expenses		(934,050)

Income from continuing operations		$5,825,762

Finance costs, net	16	(811,940)
Government grant		393,240
Other income		35,053
Other expenses		(30,851)

Income before taxation		$5,411,264
Income tax	17	(943,131)

Net income before minority interests		$4,468,133
Minority interests		(413,613)

Net income		$4,054,520

Net income per share, basic and diluted		$40.54

Weighted average shares outstanding of common stock		100,000

See accompanying notes to financial statements

INTERNATIONAL LORAIN HOLDING, INC.

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY
FOR THE PERIOD FROM AUGUST 4, 2006 (DATE OF INCORPORATION)
TO DECEMBER 31, 2006
(Stated in US Dollars)

						Accumulated
	Common stock		Additional			other
	Number		paid-in-	Statutory	Retained	comprehensive
	of share	Amount	capital	reserves	earnings	income	Total

Balance, January 1, 2006	100,000	$100	19,900	-	-	-	20,000
Net income					4,054,520		4,054,520
Appropriations to statutory
reserves				904,594	(904,594)		-
Adjustments to foreign
currency translation						30,583	30,583

Balance, December 31, 2006	100,000	$100	19,900	904,594	3,149,926	30,583	4,105,103

See accompanying notes to financial statements

INTERNATIONAL LORAIN HOLDING, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM AUGUST 4, 2006 (DATE OF INCORPORATION)
TO DECEMBER 31, 2006
(Stated in US Dollars)

Cash flows from operating activities
Net income	$4,054,520
Minority interest	413,613
Depreciation	251,375
Amortization	23,788
Increase in accounts and other receivables	33,729,902
Increase in inventories	6,112,052
Increase in accounts and other payables	(36,310,583)

Net cash provided by operating activities	$8,274,667

Cash flows from investing activities
Acquisition of subsidiaries, net of cash equivalents	873,966
Purchase of plant and equipment	(1,566,164)
Increase in pledged deposits	(417,738)
Payment of cost of lease prepayment	(1,391,577)

Net cash used in investing activities	$(2,501,513)

Cash flows from financing activities
Issue of common stock	20,000
Bank borrowings	8,248,038
Bank repayment	(11,744,862)

Net cash used in financing activities	$(3,476,824)

Net increase in cash and cash equivalents	2,296,330

Effect of foreign currency translation on cash
and cash equivalents	20,095

Cash and cash equivalents-beginning of year	-

Cash and cash equivalents-end of year	$2,316,425

Supplementary cash flow information:
Interest received	$37,195
Interest paid	1,005,531

See accompanying notes to financial statements

INTERNATIONAL LORAIN HOLDING, INC.

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

1.	ORGANIZATION, BASIS OF PRESENTATION AND PRINCIPAL ACTIVITIES

Organization

International Lorain Holding, Inc. (“the Company”) was incorporated under the Companies Law of the Cayman Islands with limited liabilities on August 4, 2006. The Company currently operates through three wholly-owned and one holding subsidiaries located in Mainland China: Shandong Green Foodstuff Co., Ltd. (“Shandong Lorain”), Junan Hongrun Foodstuff Co., Ltd. (“Junan Hongrun”), Luotian Green Foodstuff Co., Ltd. (“Luotian Lorain”), and Beijing Green Foodstuff Co., Ltd. (“Beijing Lorain”).

The Company and its subsidiaries (hereinafter, collectively referred to as “the Group”) are engaged in development, manufacture and sales of food products worldwide. The Group produces hundreds of varieties of food categorized into three divisions: chestnut products, convenient food including Ready-to-Cook (RTCs), Ready-to-Eat (RTEs) and Meals Ready-to-Eat (MREs), and frozen and canned food.

Basis of Presentation

The current equity structure is established through a series of restructuring transactions:

The Company was incorporated in Cayman Islands in August 2006. Mr. Hisashi Akazawa has 100% equity ownership. In July, 2006, Junan Hongrun acquired the 100% equity ownership of Beijing Lorain. In September, 2006, the Company acquired the 100% equity ownership of Luotian Lorain. On August 30, 2006, the Company acquired the 100% equity ownership of Junan Hongrun, and thus Beijing Lorain became our indirectly wholly-owned subsidiary through Junan Hongrun. In August, 2006, the Company acquired the 25% equity ownership of Shandong Lorain. After that, the Company hold 80.2% equity ownership of Shandong Lorain including 55.2% indirectly holdings through our wholly-owned subsidiary Junan Hongrun. The remaining 19.8% equity of Shangdong Lorain is held by a state-owned interest, Shandong Economic Development Investment Corporation.

After the restructuring described as above, the Company presently has two direct wholly-owned subsidiaries Junan Hongrun and Luotian Lorain, one indirect wholly-owned subsidiary through Junan Hongrun, which is Beijing Lorain. In addition, the Company directly and indirectly own 80.2% ownership of Shandong Lorain. The rest 19.8% state-owned equity of Shandong Lorain is not included in the listing subject.

Mr. Hisashi Akazawa owns 100% equity interest of the Company.

INTERNATIONAL LORAIN HOLDING, INC.

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Method of Accounting

The Company maintains its general ledger and journals with the accrual method accounting for financial reporting purposes. The financial statements and notes are representations of management. Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of financial statements, which are compiled on the accrual basis of accounting.

(b)	Principles of consolidation

The consolidated financial statements are presented in US Dollars and include the accounts of the Company and its commonly controlled entity. All significant inter-company balances and transactions are eliminated in combination.

The Company owned its subsidiaries soon after its inception and continued to own the equity interests through December 31, 2006. The following table depicts the identity of each subsidiary:

Name of Company	Place of Incorporation	Attributable EquityInterest %	Registered Capital
Shandong Green Foodstuff Co., Ltd	PRC	80.2	$12,901,823	(RMB 100,860,000)
Luotian Green Foodstuff Co., Ltd.	PRC	100	$1,279,181	(RMB 10,000,000)
Junan Hongrun Foodstuff Co., Ltd	PRC	100	$2,430,445	(RMB 19,000,000)
Beijing Green Foodstuff Co., Ltd	PRC	100	$1,279,181	(RMB 10,000,000)

(c)	Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

INTERNATIONAL LORAIN HOLDING, INC.

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(d)	Economic and political risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

(e)	Leasehold Land

Leasehold Land represents cost of land use rights in the PRC. Land use rights are carried at cost and amortized on a straight-line basis over the period of rights of 50 year.

(f)	Property, Plant and Equipment

Plant and Equipment are carried at cost less accumulated depreciation. Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows:

Buildings	40 years
Machinery and equipment	10 years
Office equipment	5 years
Motor vehicles	10 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

INTERNATIONAL LORAIN HOLDING, INC.

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(g)	Accounting for the Impairment of Long-Lived Assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets.

If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

During the reporting period, there was no impairment loss.

(h)	Construction in progress

Construction in progress represents direct costs of construction or acquisition and design fees incurred. Capitalization of these costs ceases and the construction in progress is transferred to plant and equipment when substantially all the activities necessary to prepare the assets for their intended use are completed. No depreciation is provided until it is completed and ready for intended use.

(i)	Investment securities

The Company classifies its equity securities into trading or available-for-sale. Trading securities are bought and held principally for the purpose of selling them in the near term. All securities not included in trading securities are classified as available-for-sale.

Trading and available-for-sale securities are recorded at fair value. Unrealized holding gains and losses on trading securities are included in the net income. Unrealized holding gains and losses, net of the related tax effect, on available for sale securities are excluded from net income and are reported as a separate component of other comprehensive income until realized. Realized gains and losses from the sale of available-for-sale securities are determined on a specific-identification basis.

A decline in the market value of any available-for-sale security below cost that is deemed to be other-than-temporary results in a reduction in carrying amount to fair value. The impairment is charged as an expense to the statement of income and comprehensive income and a new cost basis for the security is established. To determine whether an impairment is other-than-temporary, the Company considers whether it has the ability and intent to hold the investment until a market price recovery and considers whether evidence indicating the cost of the investment is recoverable outweighs evidence to the contrary. Evidence considered in this assessment includes the reasons for the impairment, the severity and duration of the impairment, changes in value subsequent to year end, and forecasted performance of the investee.

INTERNATIONAL LORAIN HOLDING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Premiums and discounts are amortized or accreted over the life of the related available-for-sale security as an adjustment to yield using the effective-interest method. Dividend and interest income are recognized when earned.

As at December 2006, the unrealized gains and loses on these investments are immaterial.

(j)	Inventories

Inventories consisting of finished goods and raw materials are stated at the lower of cost or market value. Finished goods are comprised of direct materials, direct labor and an appropriate proportion of overhead.

(k)	Trade receivables

Trade receivables are recognized and carried at the original invoice amount less allowance for any uncollectible amounts. An estimate for doubtful accounts is made when collection of the full amount is doubtful. Bad debts are written off as incurred.

(l)	Customer deposits

Customer deposits were received from customers in connection with orders of products to be delivered in future periods.

(m)	Cash and cash equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. The Company maintains bank accounts only in the PRC. Thus far, no bank account is maintained in the United States of America.

(n)	Advertising

All advertising costs are expensed as incurred. The Group incurred $1,265 for advertising costs during the period from August 4, 2006 (date of incorporation) to December 31, 2006.

(o)	Shipping and handling

All shipping and handling are expensed as incurred. The Group incurred $627,420 for shipping and handling expenses during the period from August 4, 2006 (date of incorporation) to December 31, 2006.

INTERNATIONAL LORAIN HOLDING, INC.

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(p)	Research and development

All research and development costs are expensed as incurred. The Group incurred $1,249 for research and development costs during the period from August 4, 2006 (date of incorporation) to December 31, 2006.

(q)	Retirement benefits

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to the consolidated statement of income as incurred. The Group incurred (date of incorporation) $4,719 for the retirement benefits during the period from August 4, 2006 to December 31, 2006.

(r)	Income taxes

The Company accounts for income tax using an asset and liability approach and allows for recognition of deferred tax benefits in future year. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future realization is uncertain.

(s)	Statutory reserves

Statutory reserves refer to the amount appropriated from the net income in accordance with PRC laws or regulations, which can be used to recover losses and increase capital, as approved, and are to be used to expand production or operations.

(t)	Foreign currency translation

The accompanying financial statements are presented in United States dollars. The functional currency of the Company is the Renminbi (RMB). The financial statements are translated into United States dollars from RMB at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

2006
Period end RMB : US$ exchange rate	7.81750
Average yearly RMB : US$ exchange rate	7.90911

INTERNATIONAL LORAIN HOLDING, INC.

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation.

(u)	Revenue recognition

The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectability is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue.

The Company's revenue consists of invoiced value of goods, net of a value-added tax (VAT). When goods have been delivered and accepted by customer, no sales return and discount is granted.

(v)	Earnings per share

Basic earnings per share is computed by dividing net income by the weighted average number of ordinary shares outstanding during the period. Diluted earnings per share is computed by dividing net income by the sum of the weighted average number of ordinary shares outstanding and dilutive potential ordinary shares during the year. During the year ended December 31, 2006, no dilutive potential ordinary shares was issued.

(w)	Segment reporting

The Company uses the “management approach” in determining reportable operating segments. The management approach considers the internal reporting used by the Company’s chief operating decision-maker as the source for determining the Company’s reportable segments.

(x)	Commitments and contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated pursuant to FASB No. 5

INTERNATIONAL LORAIN HOLDING, INC.

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(y)	Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements. The Company’s current component of other comprehensive income is the foreign currency translation adjustment.

(z)	Recent accounting pronouncements

In July 2006, the FASB issued FIN 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in tax positions. This Interpretation requires that the Company recognizes in its consolidated financial statements the impact of a tax position if that position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective for the Company on January 1, 2007, with the cumulative effect of the change in accounting principle, if any, recorded as an adjustment to opening retained earnings.

In September 2006, the FASB issued SFAS 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements, where fair value is the relevant measurement attribute. The standard does not require any new fair value measurements. SFAS 157 is effective for financial statements issued for fiscal year beginning after November 15, 2007, and interim periods within those fiscal years.

In September 2006, the SEC issued SAB No. 108, which provides guidance on the process of quantifying financial statement misstatements. In SAB No. 108, the SEC staff establishes an approach that requires quantification of financial statement errors, under both the iron-curtain and the roll-over methods, based on the effects of the error on each of the Company’s financial statements and the related financial statement disclosures. SAB No.108 is generally effective for annual financial statements in the first fiscal year ending after November 15, 2006. The transition provisions of SAB No. 108 permits existing public companies to record the cumulative effect in the first year ending after November 15, 2006 by recording correcting adjustments to the carrying values of assets and liabilities as of the beginning of that year with the offsetting adjustment recorded to the opening balance of retained earnings.

The management of the Company does not anticipate that the adoption of these three standards will have a material impact on these consolidated financial statements.

INTERNATIONAL LORAIN HOLDING, INC.

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

3.	PLEDGED BANK DEPOSITS

Pledged bank deposits are restricted cash with banks for general banking facilities and notes payables.

4.	TRADE ACCOUNTS RECEIVABLE

Trade accounts receivable	$12,032,110
Less: Allowance for doubtful accounts	(226,881)

$11,805,229

The Group offer credit terms of between 90 to 180 days to most of their international distributors and between 30 to 90 days for most of their domestic distributors.

An analysis of the allowance for doubtful accounts for the year ended December 31, 2006 is as follows:

Balance at beginning of year	$-
Arising through acquisition	67,090
Addition of bad debt expense, net	159,791

Balance at end of year	$226,881

5.	OTHER RECEIVABLES

Other receivables at December 31, 2006 consist of the following:

Advances to suppliers	$1,083,467
Amount due from a director	561,995
Turnover taxes prepayment	159,136
Purchases advances	2,661,571

$4,466,169

Amount due from a director is unsecured, interest free and has no fixed repayment date.

INTERNATIONAL LORAIN HOLDING, INC.

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

6.	INVENTORIES

Inventories at December 31, 2006 consist of the following:

Raw materials	$7,785,927
Finished goods	4,508,427

$12,294,354

7.	PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment at December 31, 2006 consist of the following:

At cost
Buildings	$5,706,515
Landscaping, plant and tree	462,654
Machinery and equipment	3,658,663
Office equipment	163,100
Motor vehicles	245,139

$10,236,071
Less: accumulated depreciation	(2,184,172)
Construction in progress	831,565

$8,883,464

Depreciation and amortization expense is included in the statement of income and comprehensive income as follows:

Cost of revenues	$221,046
Selling and marketing expenses	9,518
General and administrative expenses	20,811

$251,375

Construction in progress mainly comprises capital expenditures for construction of the Company’s new corporate campus, including offices, factories and staff dormitories. Capital commitments for the construction are immaterial for the three year.

Landscaping, plant and tree are chestnut tree in the growing bases, which have not been the significant procurement source.

INTERNATIONAL LORAIN HOLDING, INC.

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

8.	LEASEHOLD LAND, NET

Leasehold Land at December 31, 2006 consists of the following:

Leasehold Land, at cost	$2,886,587
Accumulated amortization	(109,111)

$2,777,476

Leasehold Land represents the prepaid land use right. The PRC government owns the land on which the Company’s corporate campus is being constructed.

Amortization expense for the above leasehold land was $23,788 for the period from August 4, 2006 (date of incorporation) to December 31, 2006. Amortization expense calculated by straight-line is at $48,037 per year.

9.	SHORT-TERM DEBTS

Short-term debts are as follows:

Loans from Junan County Construction Bank,
interest rate at 6.264% per annum
Due between 1/10/2007 and 9/7/2007	$3,652,576

Loans from Junan County Agriculture Bank, interest
rate at 7.6500% to 10.404% per annum
Due between 1/10/2007 and 12/5/2007	6,269,636

Loan from Junan County Industrial and Commercial
Bank, interest rate at 4.650% to 6.120% per annum
Due between 1/11/2007 and 12/10/2007	4,699,925

Loan from Junan County Agricultural Financial
Institution, interest rate at 9.765% per annum
Due between 1/13/2007 and 5/22/2007	181,644

$14,803,781

INTERNATIONAL LORAIN HOLDING, INC.

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

9.	SHORT-TERM DEBTS (Continued)

Loan from Linyi Commercial Bank, interest rates
at 9.765% to 10.4715% per annum
Due between 1/9/2007 and 11/29/2007	$1,688,520

Loan from Junan Agricultural Development Bank,
interest rate at rates at 5.3625% to 6.435% per annum
Due between 7/19/2007 and 9/4/2007	1,279,182

Loan from Beijing Miyun County Shilipu Rural
Financial Institution, interest rates at 0.6600% to
0.7650% per annum
Due between 3/30/2007 and 5/27/2007	2,539,174

Loan from China Agricultural Bank, Miyun Branch,
interest rate at 0.5850% per annum
Due 7/18/2007	575,632
Loan from China Agricultural Bank, Luotian Square
Branch interest rates at 7.605% to 7.950% per annum
Due 6/30/2007 and 9/5/2007	972,178

$7,054,686

$21,858,467

The loans were primarily obtained for general working capital.

Interest expenses for the loans were $966,031 for the period from August 4, 2006 (date of incorporation) to December 31, 2006.

INTERNATIONAL LORAIN HOLDING, INC.

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

10.	NOTES PAYABLE

Notes payable at December 31, 2006 consist of the following:

Notes to Industrial and Commercial	$
Bank, bank commission charge at
3.7440% , due June 1, 2007		3,274,704
Notes to Linyi Commercial Bank
bank commission charge at
2.85% , due May 20, 2007		191,877

		$3,466,581

11.	ACCRUED EXPENSES AND OTHER PAYABLES

Accrued expenses and other payables at December 31, 2006 consist of the following:

Accrued salaries and wages	$346,738
Accrued utility expenses	114,856
Accrued Interest expenses	11,178
Accrued transportation expenses	100,089
Other accruals	90,000
Business and other taxes	734,492
Purchases disbursements payables	1,506,642

$2,903,995

Customer deposits were received from customers in connection with orders of products to be delivered in future periods.

12.	ACQUISITION PAYABLE

Acquisition Payable represented total amount due to shareholders of the four subsidiaries involved in the acquisition deal, which is disclosed in Note 15.

After paying-down $2,967,115 towards this debt on April 13, 2007, on April 25, 2007, the Company has agreed with the related debtor and the stockholder to convert the remaining balance of $4,357,157 into common stock equity to the stockholder.

INTERNATIONAL LORAIN HOLDING, INC.

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

13.	LONG-TERM DEBTS

Long-term debts are as follows:

Loan from Bank of China, Junan Branch
interest rates at 0.67% per annum
Due 5/19/2009	$14,738

Loan from International Trust & Investment Co., Ltd,
interest rates at 0.67% per annum
Due 6/13/2008	1,279,181

Loan from Agricultural Development Department of
Luotian Government, interest rates at 0.67% per
Annum
Due 12/11/2010	95,939

$1,389,858

Less: Current maturities of long-term debts	(5,117)

$1,384,741

Interest expenses for the loans were $39,500 for the period from August 4, 2006 (date of incorporation) to December 31, 2006.

14.	MINORITY INTERESTS

This represents the 19.8% equity of Shangdong Lorain held by a state-owned interest, Shandong Economic Development Investment Corporation.

INTERNATIONAL LORAIN HOLDING, INC.

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

15.	ACQUISITION

In July, 2006, Junan Hongrun acquired 100% equity ownership of Beijing Lorain. In September, 2006, the Company acquired 100% equity ownership of Luotian Lorain. On August 30, 2006, the Company acquired 100% equity ownership of Junan Hongrun, and thus Beijing Lorain became the indirectly wholly-owned subsidiary through Junan Hongrun. In August, 2006, the Company acquired 25% equity ownership of Shandong Lorain. After that, the Company holds 80.2% equity ownership of Shandong Lorain including 55.2% indirectly holdings through the wholly-owned subsidiary Junan Hongrun. The remaining 19.8% equity of Shangdong Lorain is held by a state-owned interest, Shandong Economic Development Investment Corporation.

The following table depicts total assets acquired and liabilities assumed from the above-mentioned subsidiaries at fair values. However, pursuant to the Acquisition Agreement, the Purchase Price was $7,319,476, which was less than the Net Assets acquired of $11,867,757 by $4,546,281. This differential represents Negative Goodwill, which was accounted for according to generally accepted accounting principles in the United States as addressed below.

Cash	$8,055,825
Other current assets	68,783,142
Property and equipment	10,508,588
Other assets	2,379,848

Total assets acquired	89,727,403
Current liabilities	(77,861,646)

Net assets acquired	$11,865,757
Less: Negative goodwill	(4,546,281)

Acquisition price	7,319,476

Negative goodwill has been applied to reduce the property and equipment as at the acquisition.

16.	FINANCE COSTS, NET

Details of finance costs are summarized as follows:

Total interest expense:
Short-term loans (refer to Note 9)	$966,031
Long-term loans (refer to Note 13)	39,500
1,005,531
Interest Income	(37,195)
Others	(156,396)
811,940

INTERNATIONAL LORAIN HOLDING, INC.

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

17.	INCOME TAXES

All of the Group’s income before income taxes and related tax expenses are from PRC sources. In accordance with the relevant tax laws and regulations of PRC, the corporation income tax rate is 33%. However, also in accordance with the relevant taxation laws in the PRC, some of the subsidiaries of the Group are eligible for tax exemption. In particular, from the time that a company has its first profitable tax year, the company is exempt from corporate income tax for its first two year and is then entitled to a 50% tax reduction for the succeeding three year. Actual income tax expenses reported in the consolidated statements of income and comprehensive income differ from the amounts computed by applying the PRC statutory income tax rate of 33% to income before income tax for the period from August 4, 2006 (date of incorporation) to December 31, 2006 for the following reasons:

Income before tax	$5,411,264

Tax at the income tax rate	1,785,717
Effect of tax exemption granted	(842,586)

Income tax	$943,131

As of December 31, 2006, there existed no deferred tax assets or liabilities for the Group pursuant to the PRC tax law.

INTERNATIONAL LORAIN HOLDING, INC.

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

18.	SEGMENT INFORMATION

The Group currently engages in the manufacturing and distribution of a wide variety of convenient food and chestnuts products. Net revenues for the period from August 4, 2006 (date of incorporation) to December 31, 2006 were as follows:

Net revenues by product:

Chestnut	$13,983,288	48%
Convenience Food	3,495,822	12%
Frozen, Canned and Bulk Food	11,652,740	40%

	$29,131,850	100%

Net revenues by geographic area:

China	$11,267,798	39%
Japan	9,597,286	33%
Kuwait	1,129,209	4%
Others	7,137,557	25%

	$29,131,850	100%

Shandong Green Foodstuff Co., Ltd

FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006, 2005 AND 2004
(Stated in US dollars)

SHANDONG GREEN FOODSTUFF CO., LTD

CONTENTS	PAGES
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM	1

BALANCE SHEETS	2 - 3

STATEMENTS OF INCOME	4

STATEMENTS OF STOCKHOLDERS’ EQUITY	5

STATEMENTS OF CASH FLOWS	6

NOTES TO FINANCIAL STATEMENTS	7 - 18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To: The board of directors and stockholders of
Shandong Green Foodstuff Co., Ltd

We have audited the accompanying balance sheets of Shandong Green Foodstuff Co., Ltd as of December 31, 2006, 2005, and 2004 and the related statements of income, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shandong Green Foodstuff Co., Ltd as of December 31, 2006, 2005, and 2004 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

South San Francisco, California March 1, 2007	Samuel H. Wong & Co., LLP Certified Public Accountants

1

SHANDONG GREEN FOODSTUFF CO., LTD

BALANCE SHEETS
AS OF DECEMBER 31, 2006, 2005 AND 2004
(Stated in US Dollars)

	Notes	2006	2005	2004
ASSETS
Current assets
Cash and cash equivalents		$511,520	$5,155,380	$2,127,107
Pledged deposits	3	588,617	2,838,067	1,566,638
Trade accounts receivable	4	5,552,813	2,137,692	4,896,673
Amounts due from related
companies	5	10,159,238	11,473,570	8,734,488
Prepayments for raw materials		2,165,886	1,553,362	698,598
Other receivables	6	2,569,335	2,641,743	2,803,172
Inventories	7	5,081,421	5,425,698	5,743,344

Total current assets		$26,628,830	$31,225,512	$26,570,020
Property, plant and equipment, net	9	5,129,286	3,720,647	3,603,836
Investment securities		26,620	16,476	9,654
Leasehold land, net	10	921,513	469,177	469,007

TOTAL ASSETS		$32,706,249	$35,431,812	$30,652,517

LIABILITIES AND
STOCKHOLDERS’ EQUITY
Current liabilities
Short term bank loans	11	$11,825,958	$16,427,664	$13,573,087
Current maturities of long term
debt	14	5,117	-	-
Accounts payable		1,152,798	1,237,010	1,025,574
Notes payable	12	191,877	2,229,544	1,568,817
Customers’ deposits		105,227	78,475	3,657,924
Accrued expenses and other
payables	13	568,229	1,000,696	1,164,878
Income tax payable		338,609	194,466	199,912

Total current liabilities		$14,187,815	$21,167,855	$21,190,192
Long term debts	14	1,288,803	-	-

TOTAL LIABILITIES		$15,476,618	$21,167,855	$21,190,192

The accompanying notes are an integral part of these financial statements.

2

SHANDONG GREEN FOODSTUFF CO., LTD

BALANCE SHEETS (Continued)
AS OF DECEMBER 31, 2006, 2005 AND 2004
(Stated in US Dollars)

	Notes	2006	2005	2004
STOCKHOLDERS’ EQUITY
Common stock		$12,467,395	$12,467,395	$965,426
Additional paid-in-capital		266,391	266,391	266,391
Statutory reserves		1,248,805	915,951	647,605
Retained earnings		2,588,502	479,225	7,587,614
Accumulated other comprehensive
income		658,538	134,995	(4,711)

		$17,229,631	$14,263,957	$9,462,325

TOTAL LIABILITIES AND
STOCKHOLDERS’ EQUITY		$32,706,249	$35,431,812	$30,652,517

The accompanying notes are an integral part of these financial statements.

3

SHANDONG GREEN FOODSTUFF CO., LTD

STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
(Stated in US Dollars)

	Notes	2006	2005	2004
Net revenues		$23,151,286	$18,861,695	$25,280,603
Cost of revenues		(17,858,007)	(14,506,900)	(21,129,419)

Gross profit		$5,293,279	$4,354,795	$4,151,184

Operating expenses
Selling and marketing expenses		(788,207)	(832,674)	(1,599,215)
General and administrative expenses		(949,281)	(654,916)	(701,581)

Income from continuing operations		$3,555,791	$2,867,205	$1,850,388

Finance costs, net	15	(1,096,616)	(1,018,385)	(1,163,984)
Government grant		481,380	317,701	438,748
Other income		10,390	69,778	87,726
Other expenses		(14,425)	(3,165)	(2,556)

Income before taxation		$2,936,520	$2,233,135	$1,210,321
Income tax	8	(494,390)	(191,386)	(199,896)

Net income		$2,442,131	$2,041,749	$1,010,426

The accompanying notes are an integral part of these financial statements.

4

SHANDONG GREEN FOODSTUFF CO., LTD

STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
(Stated in US Dollars)

					Accumulated
		Additional			other
	Common	paid-in-	Statutory	Retained	comprehensive
	stock	capital	reserves	earnings	income	Total
Balance, January 1, 2004	$965,426	266,391	498,609	6,726,184	-	8,456,610
Net income				1,010,426		1,010,426
Appropriations to statutory
reserves			148,996	(148,996)
Foreign currency translation
adjustment					(4,711)	(4,711)

Balance, December 31, 2004	$965,426	266,391	647,605	7,587,614	(4,711)	9,462,325

Balance, January 1, 2005	$965,426	266,391	647,605	7,587,614	(4,711)	9,462,325
Net income				2,041,749
Issue of common stock	11,501,969					11,501,969
Appropriations to statutory
reserves			268,346	(268,346)
Dividends				(8,881,792)		(8,881,792)
Foreign currency translation
adjustment					139,706	139,706

Balance, December 31, 2005	$12,467,395	266,391	915,951	479,225	134,995	14,263,957

Balance, January 1, 2006	$12,467,395	266,391	915,951	479,225	134,995	14,263,957
Net income				2,442,131		2,442,131
Appropriations to statutory
reserves			332,854	(332,854)
Foreign currency translation
adjustment					523,543	523,543

Balance, December 31, 2006	$12,467,395	266,391	1,248,805	2,588,502	658,538	17,229,631

The accompanying notes are an integral part of these financial statements.

5

SHANDONG GREEN FOODSTUFF CO., LTD

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
(Stated in US Dollars)

	2006	2005	2004
Cash flows from operating activities
Net income	$2,442,131	$2,041,749	$1,010,426
Depreciation	329,974	303,106	212,748
Amortization	18,508	12,016	6,820
(Increase)/Decrease in accounts and other receivables	(3,171,836)	(4,581,133)	(11,766,993)
(Increase)/Decrease in inventories	511,135	461,812	(2,787,974)
Increase/(Decrease) in accounts and other payables	(1,324,978)	1,334,197	12,157,081

Net cash (used in)/provided by operating
activities	$(1,195,066)	$(428,253)	$(1,167,893)

Cash flows from investing activities
Purchase of plant and equipment	(1,590,317)	(351,317)	(1,590,485)
Increase in pledged bank deposits	2,294,111	(1,210,599)	(311,835)
Payment of leasehold land	(446,486)	(6,492)	(202,999)
Investments in securities	(9,407)	(6,461)	(9,653)

Net cash used in investing activities	$247,901	$(1,574,869)	$(2,114,972)

Cash flows from financing activities
Issue of common stock	-	11,501,969	-
Dividend paid	-	(8,881,792)	-
Bank borrowings	14,560,283	17,241,146	12,224,322
Bank repayment	(18,326,617)	(14,966,498)	(10,081,478)

Net cash provided by/(used in) financing	$(3,766,334))	$4,894,825	$2,142,844
activities
Net increase/(decrease) in
cash and cash equivalents	(4,713,500)	2,891,703	(1,140,021)

Effect of foreign currency translation on cash
and cash equivalents	69,640	136,570	(4,831)

Cash and cash equivalents-beginning of year	5,155,380	2,127,107	3,271,959

Cash and cash equivalents-end of year	$511,520	$5,155,380	$2,127,107
Supplementary cash flow information:
Interest received	$131,455	$111,645	$131,455
Interest paid	1,105,761	1,105,761	1,105,761

The accompanying notes are an integral part of these financial statements.

6

SHANDONG GREEN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

1.ORGANIZATION AND PRINCIPAL ACTIVITIES

Shandong Green Foodstuff Co., Ltd was established in the People’s Republic of China (the PRC) as a limited company in July 1994. The Company currently operates and locates in Junan County, Shandong Province of the People’s Republic of China.

The Company is engaged in the development, manufacture and sales of food products worldwide. The Group produces hundreds of varieties of food categorized into three divisions: chestnut products, convenient food including Ready-to-Cook (RTCs), Ready-to-Eat (RTEs) and Meals Ready-to-Eat (MREs), and frozen and canned food.

2.SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Method of Accounting

The Company maintains its general ledger and journals with the accrual method accounting for financial reporting purposes. The financial statements and notes are representations of management. Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of financial statements, which are compiled on the accrual basis of accounting.

(b)	Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

(c)	Economic and political risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

7

SHANDONG GREEN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(d)	Leasehold land

Leasehold land is stated at cost less accumulated amortisation. Amortisation is provided over the respective useful lives, using the straight-line method. Estimated useful live is 50 years.

(e)	Property, plant and equipment

Plant and equipment are carried at cost less accumulated depreciation. Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows: -

Buildings	20 years
Machinery and equipment	10 years
Motor vehicles	10 years
Office equipment	5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

(f)	Accounting for the Impairment of Long-Lived Assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets.

If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

During the reporting years, there was no impairment loss.

(g)	Construction in progress

Construction in progress represents direct costs of construction or acquisition and design fees incurred. Capitalization of these costs ceases and the construction in progress is transferred to plant and equipment when substantially all the activities necessary to prepare the assets for their intended use are completed. No depreciation is provided until it is completed and ready for intended use.

8

SHANDONG GREEN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(h)	Inventories

Inventories consisting of finished goods, materials on hand, packaging materials and raw materials are stated at the lower of cost or market value. Finished goods are comprised of direct materials, direct labor and an appropriate proportion of overhead.

(i)	Trade receivables

Trade receivables are recognized and carried at the original invoice amount less allowance for any uncollectible amounts. An estimate for doubtful accounts is made when collection of the full amount is no longer probable. Bad debts are written off as incurred.

(j)	Customer deposits

Customer deposits were received from customers in connection with orders of products to be delivered in future periods.

(k)	Cash and cash equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. The Company maintains bank accounts only in the PRC. The Company does not maintain any bank accounts in the United States of America.

(l)	Foreign currency translation

The accompanying financial statements are presented in United States dollars. The functional currency of the Company is the Renminbi (RMB). The financial statements are translated into United States dollars from RMB at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

	2006	2005	2004
Year end RMB : US$ exchange rate	7.81750	8.07340	8.28650
Average yearly RMB : US$ exchange rate	7.98189	8.20329	8.28723

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation.

(m)	Revenue recognition

The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectability is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue.

9

SHANDONG GREEN FOODSTUFF CO., LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

The Company's revenue consists of invoiced value of goods, net of a value-added tax (VAT). No product return or sales discount allowance is made as products delivered and accepted by customers are normally not returnable and sales discount is normally not granted after products are delivered.

(n)	Advertising

The Company expensed all advertising costs as incurred.

(o)	Shipping and handling
All shipping and handling are expensed as incurred.

(p)	Research and development

All research and development costs are expensed as incurred.

(q)	Retirement benefits

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to the statements of income as incurred.

(r)	Income taxes

The Company accounts for income tax using an asset and liability approach and allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future realization is uncertain.

(s)	Statutory reserves

Statutory reserves are referring to the amount appropriated from the net income in accordance with laws or regulations, which can be used to recover losses and increase capital, as approved, and are to be used to expand production or operations.

(t)	Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements. The Company’s current component of other comprehensive income is the foreign currency translation adjustment.

10

SHANDONG GREEN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

3.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(u) Recent accounting pronouncements

In July 2006, the FASB issued FIN 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in tax positions. This Interpretation requires that the Company recognizes in its consolidated financial statements the impact of a tax position if that position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective for the Company on January 1, 2007, with the cumulative effect of the change in accounting principle, if any, recorded as an adjustment to opening retained earnings.

In September 2006, the FASB issued SFAS 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements, where fair value is the relevant measurement attribute. The standard does not require any new fair value measurements. SFAS 157 is effective for financial statements issued for fiscal year beginning after November 15, 2007, and interim periods within those fiscal year.

In September 2006, the SEC issued SAB No. 108, which provides guidance on the process of quantifying financial statement misstatements. In SAB No. 108, the SEC staff establishes an approach that requires quantification of financial statement errors, under both the iron-curtain and the roll-over methods, based on the effects of the error on each of the Company’s financial statements and the related financial statement disclosures. SAB No.108 is generally effective for annual financial statements in the first fiscal year ending after November 15, 2006. The transition provisions of SAB No. 108 permits existing public companies to record the cumulative effect in the first year ending after November 15, 2006 by recording correcting adjustments to the carrying values of assets and liabilities as of the beginning of that year with the offsetting adjustment recorded to the opening balance of retained earnings.

The management of the Company does not anticipate that the adoption of these three standards will have a material impact on these consolidated financial statements.

11

SHANDONG GREEN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

3. PLEDGE BANK DEPOSITS

Pledged bank deposits are restricted cash with banks for general banking facilities and notes payables.

4. TRADE ACCOUNTS RECEIVABLE

	2006	2005	2004
Trade accounts receivable
- unrelated parties	$5,742,077	$2,160,496	$4,913,776
Less: Allowance for doubtful
accounts	(189,264)	(22,804)	(17,103)
	$5,552,813	$2,137,692	$4,896,673

An analysis of the allowance for doubtful accounts for the years ended December 31, 2006, 2005, and 2004 is as follows: -

	2006	2005	2004
Balance at beginning of year	$22,804	$17,103	$24,938
Addition of bad debt expense, net	166,460	5,701	(7,835)
Balance at end of year	$189,264	$22,804	$17,103

5. AMOUNTS DUE FROM RELATED COMPANIES

Amounts due from related companies are unsecured, interest free and have no fixed repayment dates.

6. INVENTORIES

Inventories at December 31, 2006, 2005, and 2004 consist of the following: -

	2006	2005	2004
Raw materials	$2,286,603	$1,920,243	$1,775,332
Finished goods	2,794,818	3,505,455	3,968,012
	$5,081,421	$5,425,698	$5,743,344

12

SHANDONG GREEN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

7. OTHER RECEIVABLES

Other receivables at December 31, 2006, 2005, and 2004 consist of the following: -

	2006	2005	2004
Advances to suppliers	$268,151	$244,524	$266,907
Turnover taxes prepayment	-	-	378,707
Purchases disbursements
advances	2,301,184	2,397,219	2,157,558
	$2,569,335	$2,641,743	$2,803,172

8. INCOME TAXES

All of the Company’s income before income taxes and related tax expenses are from PRC sources. In accordance with the relevant tax laws and regulations of PRC, the corporation income tax rate is 33%. Actual income tax expenses reported in the statements of income and comprehensive income differ from the amounts computed by applying the PRC statutory income tax rate of 33% to income before income tax for the three years ended December 31, 2006, 2005, and 2004 for the following reasons: -

	2006	2005	2004
Income before tax	$2,936,520	$2,233,135	$1,210,321
Tax at the income tax rate	969,052	736,935	399,311
Effect of tax exemption granted	(474,662)	(545,549)	(199,415)
Income tax	$494,390	191,386	199,896

No provision for deferred tax (benefit) has been made for the PRC tax jurisdiction because no significant deferred tax liabilities or assets existed as of either December 31, 2006, 2005, or 2004.

13

SHANDONG GREEN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

9. PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment at December 31, 2006, 2005, and 2004 consist of the following: -

	2006	2005	2004
At cost:
Building	$2,259,939	$1,619,407	$1,577,762
Landscaping, plant and tree	814,001	216,513	20,853
Machinery and equipment	2,872,190	2,652,910	2,461,204
Office equipment	121,891	107,932	98,125
Motor vehicles	286,016	247,256	240,313
	$6,354,037	$4,844,018	$4,398,257
Less: accumulated depreciation	(1,497,058)	(1,123,371)	(794,421)
Construction in progress	272,307	-	-
	$5,129,286	$3,720,647	$3,603,836

Depreciation and amortization expense is included in the statement of income and comprehensive income as follows: -

	2006	2005	2004
Cost of revenues	$287,865	$261,396	$186,674
Selling and marketing expenses	18,111	20,384	13,956
General and administrative expenses	23,997	21,326	12,119
	$329,973	$303,106	$212,749

Construction in progress mainly comprises capital expenditures for construction of the Company’s new corporate campus, including offices, factories and staff dormitories.

14

SHANDONG GREEN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

10. LEASEHOLD LAND

Leasehold land at December 31, 2006, 2005, and 2004 consist of the following: -

	2006	2005	2004
Leasehold land, at cost	$960,249	$488,387	$475,827
Less: Accumulated amortization	(38,735)	(19,210)	(6,820)
	$921,513	$469,177	$469,007

Leasehold land represent the prepaid land use right. The land on which the Company’s new corporate campus is being constructed is owned by the PRC government.

Amortization expenses for the above lease prepayments were approximately $18,508, $12,016, and $6,820 for the years ended December 31, 2006, 2005, and 2004, respectively. Estimated amortization expense for the next five years is approximately $18,508 each year.

11. SHORT TERM BANK LOANS

The followings are the short term bank loans outstanding as at December 31, 2006, 2005, and 2004: -

	2006	2005		2004
Loans from Junan County Construction Bank,
interest rates at 6.264% per annum
Due between 1/10/2007 and 9/7/2007	$3,339,656	$		$
Due between 1/16/2006 and 4/22/2006			7,253,655
Due between 1/12/2005 and 12/31/2005					6,204,470

Loans from Junan County Agriculture Bank,
interest rates at 7.6500% to 10.404% per
annum
Due between 1/10/2007 and 12/5/2007	5,299,775
Due between 1/16/2006 and 12/19/2006			5,247,696
Due between 1/13/2005 and 10/14/2005					3,927,634

Loan from Junan County Industrial and
Commercial Bank, interest rates at 4.650% to
6.120% per annum
Due between 1/11/2007 and 12/10/2007	3,004,883
Due between 2/23/2006 and 12/19/2006			3,926,313
Due between 1/12/2005 and 9/22/2005					3,440,983

15

SHANDONG GREEN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

11. SHORT TERM BANK LOANS (Continued)

Loan from Junan County Agricultural
Financial Institution, interest rates at 9.765%
per annum
Due between 1/13/2007 and 5/22/2007	181,644
Due between 9/10/2006 and 10/20/2006		505,923
Due between 1/22/2005 and 5/24/2005			70,539
	$11,825,958	$16,427,664	$13,573,087

The loan was primarily obtained for general working capital.

Interest expenses for the loans were $1,142,083, $1,105,761, and $1,110,632 respectively for the years ended December 31, 2006, 2005, and 2004.

12. NOTES PAYABLE

The followings are the notes payable outstanding as at December 31, 2006, 2005, and 2004: -

	2006	2005		2004

Notes to Linyi Commercial Bank
bank commission charge at 0.05% ,
Due 5/20/2007	$191,877	$		$

Notes to Junan County Agriculture Bank,
bank commission charge at 0.05% ,
Due 3/29/2006			1,238,636

Notes to Junan County Industrial and Commercial Bank
bank commission charge at 0.05% ,
Due between 4/30/2006 and 5/19/2006			990,908
Due 3/25/2005					724,069

Loan from Junan County Agricultural
Financial Institution,
bank commission charge at 0.05% ,
Due between 4/5/2005 and 5/26/2005					844,747

	$191,877		$2,229,544		$1,568,817

16

SHANDONG GREEN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

13. ACCRUED EXPENSES AND OTHER PAYABLES

Accrued expenses and other payables at December 31, 2006, 2005, and 2004 consist of the following: -

	2006	2005	2004
Accrued salaries and wages	$42,854	$69,842	$166,513
Accrued utility expenses	68,288	120,004	75,200
Accrued Interest expenses	4,419	304,232	204,183
Accrued transportation expenses	-	6,504	399,564
Business and other taxes	73,425	200,653	-
Purchases disbursements payables	379,241	299,459	319,420
	$568,229	$1,000,696	$1,164,878

Customer deposits were received from customers in connection with orders of products to be delivered in future periods.

14. LONG-TERM DEBTS

Long-term debts are as follows:

Loan from Bank of China, Junan Branch
interest rates at 0.67% per annum
Due 5/19/2009	$14,738

Loan from International Trust & Investment Co., Ltd,
interest rates at 0.67% per annum
Due 6/13/2008	1,279,182
$1,293,920
Less: Current maturities of long term debts	(5,117)
$1,288,803

Interest expenses for the loans were $39,500 for the year ended December 31, 2006.

17

SHANDONG GREEN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

15. FINANCE COSTS, NET

Details of finance costs are summarized as follows:

	2006	2005	2004
Total interest cost incurred	$1,181,583	$1,105,761	$1,110,632
Interest income	(131,455)	(111,645)	(98,150)
Others	46,488	24,269	151,502
	$1,096,616	$1,018,385	$1,163,984

18

Junan Hongrun Foodstuff Co., Ltd

FINANCIAL STATEMENTS
DECEMBER 31, 2006, 2005, AND 2004
(Stated in US dollars)

JUNAN HONGRUN FOODSTUFF CO., LTD

CONTENTS	PAGES

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM	1

BALANCE SHEETS	2 - 3

STATEMENTS OF INCOME	4

STATEMENTS OF STOCKHOLDERS’ EQUITY	5

STATEMENTS OF CASH FLOWS	6

NOTES TO FINANCIAL STATEMENTS	7 - 18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To:	The Board of Directors and Stockholders of Junan Hongrun Foodstuff Co., Ltd

We have audited the accompanying balance sheets of Junan Hongrun Foodstuff Co., Ltd as of December 31, 2006, 2005, and 2004 and the related statements of income, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Junan Hongrun Foodstuff Co., Ltd as of December 31, 2006, 2005, and 2004 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

South San Francisco, California	Samuel H. Wong & Co., LLP
March 1, 2007	Certified Public Accountants

1

JUNAN HONGRUN FOODSTUFF CO., LTD

BALANCE SHEETS
AS OF DECEMBER 31, 2006, 2005, AND 2004
(Stated in US Dollars)

	Notes	2006	2005	2004
ASSETS
Current assets
Cash and cash equivalents		$484,156	$1,729,469	$2,426,963
Pledged deposits	3	1,960,704	-	-
Trade accounts receivable	4	3,183,750	4,112,198	1,595,047
Prepayments for raw materials		136,515	220,714	733,290
Amounts due from related
companies	5	-	1,545,813	-
Other receivables	6	1,692,811	1,691,891	2,019,029
Inventories	7	4,024,578	6,013,884	6,073,173

Total current assets		$11,482,514	$15,313,969	$12,847,502
Property, plant and equipment, net	9	2,312,157	2,251,017	1,412,514
Investments in subsidiaries		8,012,792	-	-
Leasehold land, net	10	1,298,438	314,324	313,451

TOTAL ASSETS		$23,105,901	$17,879,310	$14,573,467

LIABILITIES AND
STOCKHOLDERS’ EQUITY
Current liabilities
Short term bank loans	11	$6,265,320	$2,655,322	$1,559,547
Accounts payable		648,993	535,468	486,661
Notes payable	12	3,274,704	1,535,908	-
Amounts due to related companies	5	6,316,983	7,955,750	7,146,318
Customers’ deposits		24,756	152,958	1,259,418
Accrued expenses and other
payables	13	744,413	608,772	1,553,037

Total current liabilities		$17,275,169	$13,444,178	$12,004,981

TOTAL LIABILITIES		$17,275,169	$13,444,178	$12,004,981

The accompanying notes are an integral part of these financial statements.

2

JUNAN HONGRUN FOODSTUFF CO., LTD

BALANCE SHEETS (Continued)
AS OF DECEMBER 31, 2006, 2005, AND 2004
(Stated in US Dollars)

	Notes	2006	2005	2004

STOCKHOLDERS’ EQUITY
Common stock		$2,394,230	$603,376	$603,376
Statutory reserves		922,489	490,610	265,863
Retained earnings		2,283,513	3,244,696	1,699,077
Accumulated other comprehensive
Income		230,500	96,450	170

		$5,830,732	$4,435,132	$2,568,486

TOTAL LIABILITIES AND
STOCKHOLDERS’ EQUITY		$23,105,901	$17,879,310	$14,573,467

The accompanying notes are an integral part of these financial statements.

3

JUNAN HONGRUN FOODSTUFF CO., LTD

STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2006, 2005, AND 2004
(Stated in US Dollars)

	Notes	2006	2005	2004

Net revenues		$14,991,955	$11,091,448	$8,557,309
Cost of revenues		(11,048,370)	(8,792,987)	(6,574,581)

Gross profit		$3,943,585	$2,298,461	$1,982,728

Operating expenses
Selling and marketing expenses		(236,346)	(133,391)	(26,436)
General and administrative expenses		(314,533)	(189,618)	(143,229)

Income from continuing operations		$3,392,706	$1,975,452	$1,813,063

Finance costs, net	14	(412,711)	(241,152)	(25,807)
Other income		38,909	36,676	22,856
Other expenses		(24,999)	(610)	(37,843)

Income before taxation		$2,993,905	$1,770,366	$1,772,269
Income tax	8	(310,181)

Net income		$2,683,724	$1,770,366	$1,772,269

The accompanying notes are an integral part of these financial statements.

4

JUNAN HONGRUN FOODSTUFF CO., LTD

STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2006, 2005, AND 2004
(Stated in US Dollars)

				Accumulated
				other
	Common	Statutory	Retained	comprehensive
	stock	reserves	earnings	income	Total

Balance, January 1, 2004	$603,376	-	192,671	-	796,047
Net income			1,772,269		1,772,269
Appropriations to statutory
reserves		265,863	(265,863)
Foreign currency translation
adjustment				170	170

Balance, December 31, 2004	$603,376	265,863	1,699,077	170	2,568,486

Balance, January 1, 2005	$603,376	265,863	1,699,077	170	2,568,486
Net income			1,770,366		1,770,366
Appropriations to statutory
reserves		224,747	(224,747)
Foreign currency translation
adjustment				96,280	96,280

Balance, December 31, 2005	$603,376	490,610	3,244,696	96,450	4,435,132

Balance, January 1, 2006	$603,376	490,610	3,244,696	96,450	4,435,132
Net income			2,683,724		2,683,724
Issue of common stock	1,790,854				1,790,854
Appropriations to statutory
reserves		431,879	(431,879)
Dividends			(3,213,028)		(3,213,028)
Foreign currency translation
adjustment				134,050	134,050

Balance, December 31, 2006	$2,394,230	922,489	2,283,513	230,500	5,830,732

The accompanying notes are an integral part of these financial statements.

5

JUNAN HONGRUN FOODSTUFF CO., LTD

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2006, 2005, AND 2004
(Stated in US Dollars)

	2006	2005	2004
Cash flows from operating activities
Net income	$2,683,724	$1,770,366	$1,772,269
Depreciation	110,584	88,364	58,538
Amortization	21,036	7,284	1,063
(Increase)/Decrease in accounts and other receivables	1,698,494	(7,800,209)	(9,565,377)
(Increase)/Decrease in inventories	2,141,141	216,115	(2,170,091)
Increase in accounts and other payables	919,637	4,807,571	9,604,477
Net cash (used in)/provided by operating
activities	$7,574,616	$(910,509)	$(299,121)

Cash flows from investing activities
Purchase of plant and equipment	(98,297)	(876,896)	(405,884)
Increase in pledged bank deposits	(1,920,323)	-	-
Payment of leasehold land	(974,805)	-	(276,951)
Investments in subsidiaries	(7,847,765)	-	-

Net cash used in investing activities	$(10,841,190)	$(876,896)	$(682,835)

Cash flows from financing activities
Issue of common stock	1,790,854	-	-
Dividend paid	(3,213,028)	-	-
Bank borrowings	8,837,033	2,378,799	1,631,817
Bank repayment	(5,423,398)	(1,340,889)	(72,401)
Net cash provided by/(used in) financing
activities	$1,991,461	$1,037,910	$1,559,416
Net increase/(decrease) in
cash and cash equivalents	(1,275,113)	(749,495)	577,460

Effect of foreign currency translation on cash
and cash equivalents	29,799	52,001	93
Cash and cash equivalents-beginning of year	1,729,469	2,426,963	1,849,410

Cash and cash equivalents-end of year	$484,156	$1,729,469	$2,426,963

Supplementary cash flow information:
Interest received	$8,449	$5,182	$6,947
Interest paid	386,224	199,617	27,111

The accompanying notes are an integral part of these financial statements

6

JUNAN HONGRUN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

1. ORGANIZATION AND PRINCIPAL ACTIVITIES

Junan Hongrun Foodstuff Co., Ltd was established in the People’s Republic of China (the PRC) as a limited company in November 2002. The Company currently operates and locates in Junan County, Shandong Province of the mainland China.

The Company is engaged in the development, manufacture and sales of food products worldwide. The Group produces hundreds of varieties of food categorized into three divisions: chestnut products, convenient food including Ready-to-Cook (RTCs), Ready-to-Eat (RTEs) and Meals Ready-to-Eat (MREs), and frozen and canned food.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Method of Accounting

The Company maintains its general ledger and journals with the accrual method accounting for financial reporting purposes. The financial statements and notes are representations of management. Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of financial statements, which are compiled on the accrual basis of accounting.

(b) Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

(c) Economic and political risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

7

JUNAN HONGRUN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(d) Leasehold land

Leasehold land is stated at cost less accumulated amortisation. Amortisation is provided over the respective useful lives, using the straight-line method. Estimated useful live is 50 years.

(e) Property, plant and equipment

Plant and equipment are carried at cost less accumulated depreciation. Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows:

Buildings	20 years
Machinery and equipment	10 years
Motor vehicles	10 years
Office equipment	5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

(f) Accounting for the Impairment of Long-Lived Assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets.

If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

During the reporting years, there was no impairment loss.

(g) Construction in progress

Construction in progress represents direct costs of construction or acquisition and design fees incurred. Capitalization of these costs ceases and the construction in progress is transferred to plant and equipment when substantially all the activities necessary to prepare the assets for their intended use are completed. No depreciation is provided until it is completed and ready for intended use.

8

JUNAN HONGRUN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(h) Inventories

Inventories consisting of finished goods, materials on hand, packaging materials and raw materials are stated at the lower of cost or market value. Finished goods are comprised of direct materials, direct labor and an appropriate proportion of overhead.

(i) Trade receivables

Trade receivables are recognized and carried at the original invoice amount less allowance for any uncollectible amounts. An estimate for doubtful accounts is made when collection of the full amount is no longer probable. Bad debts are written off as incurred.

(j) Customer deposits

Customer deposits were received from customers in connection with orders of products to be delivered in future periods.

(k) Cash and cash equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. The Company maintains bank accounts only in the PRC. The Company does not maintain any bank accounts in the United States of America.

(l) Foreign currency translation

The accompanying financial statements are presented in United States dollars. The functional currency of the Company is the Renminbi (RMB). The financial statements are translated into United States dollars from RMB at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

	2006	2005	2004
Year end RMB : US$ exchange rate	7.81750	8.07340	8.28650
Average yearly RMB : US$ exchange rate	7.98189	8.20329	8.28723

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation.

9

JUNAN HONGRUN FOODSTUFF CO., LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(m) Revenue recognition

The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibility is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue.

The Company's revenue consists of invoiced value of goods, net of a value-added tax (VAT). , No product return or sales discount allowance is made as products delivered and accepted by customers are normally not returnable and sales discount is normally not granted after products are delivered.

(n) Advertising

The Company expensed all advertising costs as incurred.

(o) Shipping and handling

All shipping and handling are expensed as incurred.

(p) Research and development

All research and development costs are expensed as incurred.

(q)Retirement benefits

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to the statements of income as incurred.

(r) Income taxes

The Company accounts for income tax using an asset and liability approach and allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future realization is uncertain.

(s)  Statutory reserve

Statutory reserves are referring to the amount appropriated from the net income in accordance with laws or regulations, which can be used to recover losses and increase capital, as approved, and are to be used to expand production or operations.

10

JUNAN HONGRUN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(t)	Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements. The Company’s current component of other comprehensive income is the foreign currency translation adjustment.

(u)	Recent accounting pronouncements

In July 2006, the FASB issued FIN 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in tax positions. This Interpretation requires that the Company recognizes in its consolidated financial statements the impact of a tax position if that position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective for the Company on January 1, 2007, with the cumulative effect of the change in accounting principle, if any, recorded as an adjustment to opening retained earnings.

In September 2006, the FASB issued SFAS 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements, where fair value is the relevant measurement attribute. The standard does not require any new fair value measurements. SFAS 157 is effective for financial statements issued for fiscal year beginning after November 15, 2007, and interim periods within those fiscal year.

In September 2006, the SEC issued SAB No. 108, which provides guidance on the process of quantifying financial statement misstatements. In SAB No. 108, the SEC staff establishes an approach that requires quantification of financial statement errors, under both the iron-curtain and the roll-over methods, based on the effects of the error on each of the Company’s financial statements and the related financial statement disclosures. SAB No.108 is generally effective for annual financial statements in the first fiscal year ending after November 15, 2006. The transition provisions of SAB No. 108 permits existing public companies to record the cumulative effect in the first year ending after November 15, 2006 by recording correcting adjustments to the carrying values of assets and liabilities as of the beginning of that year with the offsetting adjustment recorded to the opening balance of retained earnings.

The management of the Company does not anticipate that the adoption of these three standards will have a material impact on these consolidated financial statements.

11

JUNAN HONGRUN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

3. PLEDGE BANK DEPOSITS

Pledged bank deposits are restricted cash with banks for general banking facilities and notes payables.

4. TRADE ACCOUNTS RECEIVABLE

	2006	2005	2004

Trade accounts receivable	$3,207,962	$4,148,314	$1,608,220

Less: Allowance for doubtful
Accounts	(24,212)	(36,116)	(13,173)

	$3,183,750	$4,112,198	$1,595,047

An analysis of the allowance for doubtful accounts for the years ended December 31, 2006, 2005, and 2004 is as follows: -

	2006	2005	2004

Balance at beginning of year	$36,116	$13,173	$87
Addition of bad debt expense, net	(11,904)	22,943	13,086

Balance at end of year	$24,212	$36,116	$13,173

5. AMOUNTS DUE FROM RELATED COMPANIES

Amounts due from related companies are unsecured, interest free and have no fixed repayment dates.

6. OTHER RECEIVABLES

Other receivables at December 31, 2006, 2005, and 2004 consist of the following: -

	2006	2005	2004
Advances to related companies	-			-
Advances to suppliers	$1,100,916	$1,118,758	$
Turnover taxes prepayment	-	-		57,602
Purchases disbursements
advances	591,895	573,133		1,961,427
	$1,692,811	$1,691,891		$2,019,029

12

JUNAN HONGRUN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

7. INVENTORIES

Inventories at December 31, 2006, 2005, and 2004 consist of the following: -

	2006	2005	2004

Raw materials	$3,228,446	$671,609	$1,495,477
Finished goods	796,132	5,342,275	4,577,696

	$4,024,578	$6,013,884	$6,073,173

8. INCOME TAXES

All of the Company’s income before income taxes and related tax expenses are from PRC sources. In accordance with the relevant tax laws and regulations of PRC, the corporation income tax rate is 33%. Actual income tax expenses reported in the statements of income and comprehensive income differ from the amounts computed by applying the PRC statutory income tax rate of 33% to income before income tax for the three years ended December 31, 2006, 2005, and 2004 for the following reasons: -

	2006	2005	2004

Income before tax	$2,993,905	$1,770,366	$1,772,269

Tax at the income tax rate	987,989	584,221	584,849
Effect of tax exemption granted	(677,808)	(584,221)	(584,849)

Income tax	$310,181	$-	$-

No provision for deferred tax (benefit) has been made for the PRC tax jurisdiction as no significant deferred tax liabilities or assets existed as of either December 31, 2004, 2005, or 2006.

13

JUNAN HONGRUN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

9. PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment at December 31, 2006, 2005, and 2004 consist of the following: -

	2006	2005	2004
At cost
Building	$1,790,742	$1,733,981	$759,335
Machinery and equipment	771,776	666,477	517,435
Office equipment	25,228	20,784	11,807
Motor vehicles	22,675	9,265	-

	$2,610,421	$2,430,507	$1,288,577
Less: accumulated depreciation	(298,264)	(179,490)	(87,398)
Construction in progress	-	-	211,335

	$2,312,157	$2,251,017	$1,412,514

Depreciation and amortization expense is included in the statement of income and comprehensive income as follows: -

	2006	2005	2004

Cost of revenues	$103,392	$83,500	$55,679
Selling and marketing expenses	1,410	1,372	1,358
General and administrative expenses	5,782	3,492	1,500

	$110,584	$88,364	$58,537

Construction in progress mainly comprises capital expenditures for construction of the Company’s new corporate campus, including offices, factories and staff dormitories.

14

JUNAN HONGRUN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

10. LEASEHOLD LAND, NET

Leasehold land at December 31, 2006, 2005, and 2004 consist of the following: -

	2006	2005	2004

Leasehold land, at cost	$1,331,645	$324,718	$315,507
Accumulated amortization	(33,207)	(10,394)	(2,056)

	$1,298,438	$314,324	$313,451

Leasehold land represents the prepaid land use right. The land on which the Company’s new corporate campus is being constructed is owned by the PRC government.

Amortization expenses for the above lease prepayments were approximately $21,036, $7,284 and $1,063 for the years ended December 31, 2006, 2005, and 2004 respectively. Estimated amortization expense for the next five years is approximately $21,036 each year.

11. SHORT TERM BANK LOANS

	2006	2005	2004
Loans from Junan County Construction Bank,
interest rates at 6.264% per annum
Due 5/3/2007	312,922
Due 5/3/2006		302,816
Due 5/3/2005			147,612

Loans from Junan County Agriculture Bank, interest rates at 7.6500% to 10.404% per annum
Due between 1/11/2007 and 7/20/2007	1,441,879
Due between 1/3/2006 and 12/21/2006		916,369

Loan from Junan County Industrial and Commercial Bank, interest rates at 4.650% to 6.120% per annum
Due between 4/26/2007 and 12/22/2007	1,542,817
Due 5/3/2006		61,252

15

JUNAN HONGRUN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

12. SHORT TERM BANK LOANS (Continued)

Loan from Linyi Commercial Bank, interest rates at 9.765% to 10.4715% per annum

Due between 1/9/2007 and 11/29/2007	1,688,520
Due between 1/9/2006 and 4/21/2006		1,374,885
Due between 2/28/2005 and 4/26/2005
			1,411,935
Loan from Junan Agricultural Development Bank, interest rate at 5.3625% to 6.435% per annum
Due between 7/19/2007 and 9/4/2007	1,279,182

	$6,265,320	$2,655,322	$1,559,547

The loan was primarily obtained for general working capital.

Interest expenses for the loans were $386,234, $199,617, and $27,111 respectively for the years ended December 31, 2006, 2005, and 2004.

13. NOTES PAYABLE

Notes payable at December 31, 2006, 2005, and 2004 consist of the following: -

16

	2006	2005	2004
Notes to Junan County Industrial and
Commercial Bank
bank commission charge at 0.05% ,
Due 6/1/2007	3,274,704
Loan from Junan County Agricultural
Financial Institution,
bank commission charge at 0.05% ,
Due 11/25/2006		297,273
Notes to Junan County Agriculture Bank,
bank commission charge at 0.05% ,
Due between 3/22/2006 and 3/30/2006		1,238,635

	$3,274,704	$1,535,908	$-

17

JUNAN HONGRUN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

14. ACCRUED EXPENSES AND OTHER PAYABLES

Accrued expenses and other payables at December 31, 2006, 2005, and 2004 consist of the following: -

	2006	2005	2004

Accrued salaries and wages	$225,855	$42,254	$98,576
Accrued utility expenses	6,931	17,098	39,505
Dividend payable	136,872	-	-
Business and other taxes	145,768	190,083	-
Purchases disbursements payables	228,987	359,337	1,414,956

	$744,413	$608,772	$1,553,037

15. FINANCE COSTS, NET

Details of finance costs are summarized as follows: -

	2006	2005	2004

Total interest cost incurred	$386,234	$199,617	$27,111
Interest income	(8,449)	(5,182)	(6,947)
Others	34,926	46,717	5,643

	$412,711	$241,152	$25,807

18

Beijing Green Foodstuff Co., Ltd

FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006, 2005 AND 2004
(Stated in US dollars)

BEIJING GREEN FOODSTUFF CO., LTD

CONTENTS	PAGES

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM	1

BALANCE SHEETS	2 - 3

STATEMENTS OF INCOME	4

STATEMENTS OF STOCKHOLDERS’ EQUITY	5

STATEMENTS OF CASH FLOWS	6

NOTES TO FINANCIAL STATEMENTS	7 - 16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To:	The board of directors and stockholders of Beijing Green Foodstuff Co., Ltd

We have audited the accompanying balance sheets of Beijing Green Foodstuff Co., Ltd as of December 31, 2006, 2005, and 2004 and the related statements of income, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beijing Green Foodstuff Co., Ltd as of December 31, 2006, 2005, and 2004 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

South San Francisco, California	Samuel H. Wong & Co., LLP
March 1, 2007	Certified Public Accountants

1

BEIJING GREEN FOODSTUFF CO., LTD

BALANCE SHEETS
AS OF DECEMBER 31, 2006, 2005 AND 2004
(Stated in US Dollars)

	Notes	2006	2005	2004
ASSETS
Current assets
Cash and cash equivalents		$886,799	$361,622	$87,799
Trade accounts receivable	3	1,287,812	695,828	274,525
Prepayments for raw materials		96,353	1,030,169	629,327
Other receivables	5	259,509	389,102	128,986
Inventories	4	1,956,324	2,483,678	1,042,584

Total current assets		$4,486,797	$4,960,399	$2,163,221
Property, plant and equipment, net	7	4,398,768	2,645,649	2,510,235

TOTAL ASSETS		$8,885,565	$7,606,048	$4,673,456

LIABILITIES AND
STOCKHOLDERS’ EQUITY
Current liabilities
Short term bank loans	9	$2,795,011	$2,477,271	$2,051,530
Accounts payables		478,424	1,407,074	884,195
Amounts due to related companies	8	1,949,252	1,699,886	474,364
Customers’ deposits		633,735	185,795	59,111
Accrued expenses and other
payables	10	827,435	381,173	100,852
Income tax payable		63,607	99,170	4,120

Total current liabilities		$6,747,464	$6,250,369	$3,574,172

TOTAL LIABILITIES		$6,747,464	$6,250,369	$3,574,172

The accompanying notes are an integral part of these financial statements.

2

BEIJING GREEN FOODSTUFF CO., LTD

BALANCE SHEETS (Continued)
AS OF DECEMBER 31, 2006, 2005 AND 2004
(Stated in US Dollars)

	Notes	2006	2005	2004

STOCKHOLDERS’ EQUITY
Common stock		$1,206,753	$1,206,753	$1,206,753
Statutory reserves		142,093	30,391
Retained earnings		697,038	85,894	(107,494)
Accumulated other comprehensive
income		92,217	32,641	25

		$2,138,101	$1,355,679	$1,099,284

TOTAL LIABILITIES AND
STOCKHOLDERS’ EQUITY		$8,885,565	$7,606,048	$4,673,456

The accompanying notes are an integral part of these financial statements.

3

BEIJING GREEN FOODSTUFF CO., LTD

STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
(Stated in US Dollars)

	Notes	2006	2005	2004

Net revenues		$9,034,694	$3,515,481	$1,785,538
Cost of revenues		(7,071,404)	(2,717,527)	(1,538,852)

Gross profit		$1,963,290	$797,954	$246,686

Operating expenses
Selling and marketing expenses		(374,370)	(103,885)	(5,435)
General and administrative expenses		(341,788)	(203,228)	(198,108)

Income from continuing operations		$1,247,132	$490,841	$43,143

Finance costs, net	11	(270,062)	(172,397)	(108,513)
Government grant		23	1,829	48,267
Other income		13,536	1,816	9,654
Other expenses		(7,975)	(710)	(3,741)

Income before taxation		$982,654	$321,379	$(11,190)
Income tax	6	(259,808)	(97,600)	(5,767)

Net income		$722,846	$223,779	$(16,957)

The accompanying notes are an integral part of these financial statements.

4

BEIJING GREEN FOODSTUFF CO., LTD

STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
(Stated in US Dollars)

				Accumulated
				other
	Common	Statutory	Retained	comprehensive
	stock	reserves	earnings	income	Total

Balance, January 1, 2004	$1,206,753	-	(90,537)	-	1,116,216
Net income			(16,957)		(16,957)
Appropriations to statutory
reserves
Foreign currency translation
adjustment				25	25

Balance, December 31, 2004	$1,206,753	-	(107,494)	25	1,099,284

Balance, January 1, 2005	$1,206,753	-	(107,494)	25	1,099,284
Net income			223,779		223,779
Appropriations to statutory
reserves		30,391	(30,391)
Dividends
Foreign currency translation
adjustment				32,616	32,616

Balance, December 31, 2005	$1,206,753	30,391	85,894	32,641	1,355,679

Balance, January 1, 2006	$1,206,753	30,391	85,894	32,641	1,355,679
Net income			722,846		722,846
Issue of common stock
Appropriations to statutory
reserves		111,702	(111,702)
Dividends
Foreign currency translation
adjustment				59,576	59,576

Balance, December 31, 2006	$1,206,753	142,093	697,038	92,217	2,138,101

The accompanying notes are an integral part of these financial statements.

5

BEIJING GREEN FOODSTUFF CO., LTD

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
(Stated in US Dollars)

	2006	2005	2004
Cash flows from operating activities
Net income	$722,844	$223,779	$(16,957)
Depreciation	95,880	84,588	25,853
(Increase)/decrease in accounts and other receivables	583,227	(1,021,245)	253,024
(Increase)/decrease in inventories	596,120	(1,391,191)	(155,261)
Increase/(decrease) in accounts and other payables	994	2,158,217	1,072,137

Net cash (used in)/provided by operating
activities	$1,999,065	$54,148	$1,178,796

Cash flows from investing activities
Purchase of plant and equipment	(1,728,073)	(153,513)	(1,426,088)

Net cash used in investing activities	$(1,728,073)	$(153,513)	$(1,426,088)

Cash flows from financing activities
Bank borrowings	250,567	2,803,750	2,051,356
Bank repayment	(18,792)	(2,438,044)	(1,810,020)

Net cash provided by/(used in) financing
activities	$231,775	$365,706	$241,336
Net increase/(decrease) in
cash and cash equivalents	502,767	266,341	(5,956)

Effect of foreign currency translation on cash
and cash equivalents	22,410	7,482	10

Cash and cash equivalents-beginning of year	361,622	87,799	93,745

Cash and cash equivalents-end of year	$886,799	$361,622	$87,799

Supplementary cash flow information:
Interest received	25,306	4,983	1,722
Interest paid	$244,757	$167,414	$106,791

The accompanying notes are an integral part of these financial statements.

6

BEIJING GREEN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

1. ORGANIZATION AND PRINCIPAL ACTIVITIES

Beijing Green Foodstuff Co., Ltd was established in the People’s Republic of China (the PRC) as a limited company in July, 2003. The Company currently operates and locates in Miyun County, Beijing in the People’s Republic of China.

The Company is engaged in the development, manufacture and sales of food products worldwide. The Group produces hundreds of varieties of food categorized into three divisions: chestnut products, convenient food including Ready-to-Cook (RTCs), Ready-to-Eat (RTEs) and Meals Ready-to-Eat (MREs), and frozen and canned food.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Method of Accounting

The Company maintains its general ledger and journals with the accrual method accounting for financial reporting purposes. The financial statements and notes are representations of management. Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of financial statements, which are compiled on the accrual basis of accounting.

(b) Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

(c) Economic and political risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

7

BEIJING GREEN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

(d) Property, plant and equipment

Plant and equipment are carried at cost less accumulated depreciation. Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows:

Buildings	20 years
Machinery and equipment	10 years
Motor vehicles	10 years
Office equipment	5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

(e) Accounting for the Impairment of Long-Lived Assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets.

If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

During the reporting years, there was no impairment loss.

(f) Construction in progress

Construction in progress represents direct costs of construction or acquisition and design fees incurred. Capitalization of these costs ceases and the construction in progress is transferred to plant and equipment when substantially all the activities necessary to prepare the assets for their intended use are completed. No depreciation is provided until it is completed and ready for intended use.

(g) Inventories

Inventories consisting of finished goods, materials on hand, packaging materials and raw materials are stated at the lower of cost or market value. Finished goods are comprised of direct materials, direct labor and an appropriate proportion of overhead.

8

BEIJING GREEN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(h) Trade receivables

Trade receivables are recognized and carried at the original invoice amount less allowance for any uncollectible amounts. An estimate for doubtful accounts is made when collection of the full amount is no longer probable. Bad debts are written off as incurred.

(i) Customer deposits

Customer deposits were received from customers in connection with orders of products to be delivered in future periods.

(j) Cash and cash equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. The Company maintains bank accounts only in the PRC. The Company does not maintain any bank accounts in the United States of America.

(k) Foreign currency translation

The accompanying financial statements are presented in United States dollars. The functional currency of the Company is the Renminbi (RMB). The financial statements are translated into United States dollars from RMB at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

	2006	2005	2004
Year end RMB : US$ exchange rate	7.81750	8.07340	8.28650
Average yearly RMB : US$ exchange rate	7.98189	8.20329	8.28723

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation.

(l)Revenue recognition

The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectibles is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue.

The Company's revenue consists of invoiced value of goods, net of a value-added tax (VAT). , No product return or sales discount allowance is made as products delivered and accepted by customers are normally not returnable and sales discount is normally not granted after products are delivered.

9

BEIJING GREEN FOODSTUFF CO., LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(m) Advertising

The Company expensed all advertising costs as incurred.

(n) Shipping and handling

All shipping and handling are expensed as incurred.

(o) Research and development

All research and development costs are expensed as incurred.

(p) Retirement benefits

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to the statements of income as incurred.

(q) Income taxes

The Company accounts for income tax using an asset and liability approach and allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future realization is uncertain.

(r)	Statutory reserves

Statutory reserves are referring to the amount appropriated from the net income in accordance with laws or regulations, which can be used to recover losses and increase capital, as approved, and are to be used to expand production or operations.

(s)	Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements. The Company’s current component of other comprehensive income is the foreign currency translation adjustment.

10

BEIJING GREEN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(t)	Recent accounting pronouncements

In July 2006, the FASB issued FIN 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in tax positions. This Interpretation requires that the Company recognizes in its consolidated financial statements the impact of a tax position if that position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective for the Company on January 1, 2007, with the cumulative effect of the change in accounting principle, if any, recorded as an adjustment to opening retained earnings.

In September 2006, the FASB issued SFAS 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements, where fair value is the relevant measurement attribute. The standard does not require any new fair value measurements. SFAS 157 is effective for financial statements issued for fiscal year beginning after November 15, 2007, and interim periods within those fiscal year.

In September 2006, the SEC issued SAB No. 108, which provides guidance on the process of quantifying financial statement misstatements. In SAB No. 108, the SEC staff establishes an approach that requires quantification of financial statement errors, under both the iron-curtain and the roll-over methods, based on the effects of the error on each of the Company’s financial statements and the related financial statement disclosures. SAB No.108 is generally effective for annual financial statements in the first fiscal year ending after November 15, 2006. The transition provisions of SAB No. 108 permits existing public companies to record the cumulative effect in the first year ending after November 15, 2006 by recording correcting adjustments to the carrying values of assets and liabilities as of the beginning of that year with the offsetting adjustment recorded to the opening balance of retained earnings.

The management of the Company does not anticipate that the adoption of these three standards will have a material impact on these consolidated financial statements.

11

BEIJING GREEN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

3.  TRADE ACCOUNTS RECEIVABLE

	2006	2005	2004

Trade accounts receivable	$1,295,722	$700,627	$274,947
Less: Allowance for doubtful
accounts	(7,910)	(4,799)	(422)

	$1,287,812	$695,828	$274,525

An analysis of the allowance for doubtful accounts for the years ended December 31, 2006, 2005, and 2004 is as follows: -

	2006	2005	2004

Balance at beginning of year	$4,799	$422	$-
Addition of bad debt expense, net	3,111	4,377	422

Balance at end of year	$7,910	$4,799	$422

4.  INVENTORIES

Inventories at December 31, 2006, 2005, and 2004 consist of the following: -

	2006	2005	2004

Raw materials	$1,538,547	$1,733,509	$258,453
Finished goods	417,777	750,169	784,131

	$1,956,324	$2,483,678	$1,042,584

12

BEIJING GREEN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

5.  OTHER RECEIVABLES

Other receivables at December 31, 2006, 2005, and 2004 consist of the following: -

	2006	2005	2004

Sundry deposits	$30,717	$-	$-
Turnover taxes prepayment	144,168	11,864	-
Purchases disbursements
advances	84,624	377,238	128,986

	$259,509	$389,102	$128,986

6.  INCOME TAXES

All of the Company’s income before income taxes and related tax expenses are from PRC sources. In accordance with the relevant tax laws and regulations of PRC, the corporation income tax rate is 33%. Actual income tax expenses reported in the statements of income and comprehensive income differ from the amounts computed by applying the PRC statutory income tax rate of 33% to income before income tax for the three years ended December 31, 2006, 2005, and 2004 for the following reasons: -

	2006	2005	2004

Income before tax	$982,654	$321,379	$(11,190)

Tax at the income tax rate	324,275	106,055	(3,693)
Effect of tax exemption granted	(64,467)	(8,455)	9,460

Income tax	$259,808	$97,600	$5,767

No provision for deferred tax (benefit) has been made for the PRC tax jurisdiction because no significant deferred tax liabilities or assets existed as of either December 31, 2006, 2005, or 2004.

13

BEIJING GREEN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

7.  PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment at December 31, 2006, 2005, and 2004 consist of the following: -

	2006	2005	2004
At cost:
Building	$3,309,826	$2,294,886	$2,235,869
Landscaping, plant and tree	191,877	-	-
Machinery and equipment	519,296	430,689	276,530
Office equipment	48,579	38,245	34,730
Motor vehicles	12,241	11,853	-

	$4,081,819	$2,775,673	$2,547,129
Less: accumulated depreciation	(239,495)	(130,024)	(36,894)
Construction in progress	556,444	-	-

	$4,398,768	$2,645,649	$2,510,235

Depreciation and amortization expense is included in the statement of income and comprehensive income as follows: -

	2006	2005	2004

Cost of revenues	$95,880	$84,588	$25,853

Construction in progress mainly comprises capital expenditures for construction of the Company’s new corporate campus, including offices, factories and staff dormitories.

8.  AMOUNTS DUE TO RELATED COMPANIES

Amounts due to related companies are unsecured, interest free and have no fixed repayment date.

14

BEIJING GREEN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

9.  SHORT TERM BANK LOANS

The followings are the short term bank loans outstanding as at December 31, 2006, 2005, and 2004.

	2006		2005		2004

Loan from Beijing Miyun County Shilipu	$		$		$
Rural Financial Institution, interest rates at
0.6600% to 0.7650% per annum
Due between 3/30/2007 and 5/27/2007		2,539,175
Due between 3/30/2006 and 5/30/2006				2,477,271
Due between 5/27/2005 and 9/27/2005						2,051,530

Loans from Junan County Agriculture Bank, interest rates at 0.5850% per annum
Due 7/18/2007		255,836

		$2,795,011		$2,477,271		$2,051,530

The loan was primarily obtained for general working capital.

Interest expenses for the loans were $244,756, $167,414, and $106,791 respectively for the years ended December 31, 2006, 2005, and 2004.

10.  ACCRUED EXPENSES AND OTHER PAYABLES

Accrued expenses and other payables at December 31, 2006, 2005, and 2004 consist of the following: -

	2006	2005	2004

Accrued salaries and wages	$8,014	$4,986	$19,878
Accrued utility expenses	37,333	42,396	39,416
Interest payable	5,513	590	12,128
Accrued staff welfare	100,089	28,871	21,188
Business and other taxes	11,715	11,715	1
Purchases disbursements payables	664,771	292,615	8,241

	$827,435	$381,173	$100,852

15

BEIJING GREEN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

11.  FINANCE COSTS, NET

Details of finance costs are summarized as follows: -

	2006	2005	2004

Total interest cost incurred	$244,756	$167,414	$106,791
Others	25,306	4,983	1,722

	$270,062	$172,397	$108,513

16

Luotian Green Foodstuff Co., Ltd

FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006, 2005 AND 2004
(Stated in US dollars)

LUOTIAN GREEN FOODSTUFF CO., LTD

CONTENTS	PAGES
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM	2

BALANCE SHEETS	3 - 4

STATEMENTS OF INCOME	5

STATEMENTS OF STOCKHOLDERS’ EQUITY	6

STATEMENTS OF CASH FLOWS	7

NOTES TO FINANCIAL STATEMENTS	8 - 17

1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To: The board of directors and stockholders of
Luotian Green Foodstuff Co., Ltd

We have audited the accompanying balance sheets of Luotian Green Foodstuff Co., Ltd as of December 31, 2006, 2005, and 2004 and the related statements of income, stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Luotian Green Foodstuff Co., Ltd as of December 31, 2006, 2005, and 2004 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

South San Francisco, California March 1, 2007	Samuel H. Wong & Co., LLP Certified Public Accountants

2

LUOTIAN GREEN FOODSTUFF CO., LTD

BALANCE SHEETS
AS OF DECEMBER 31, 2006, 2005 AND 2004
(Stated in US Dollars)

	Notes	2006	2005	2004
ASSETS
Current assets
Cash and cash equivalents		$408,201	$182,567	$110,269
Trade accounts receivable	3	1,780,856	1,047,205	845,286
Prepayments for raw materials		7,406	3,716	304,712
Income tax prepayment		38,375	-	-
Other receivables	4	161,975	67,510	185,962
Inventories	5	1,232,031	1,528,494	1,417,048

Total current assets		$3,628,844	$2,829,492	$2,863,277
Property, plant and equipment, net	7	1,677,697	1,672,020	1,262,173
Leasehold land, net	8	557,524	548,250	548,177

TOTAL ASSETS		$5,864,065	$5,049,762	$4,673,627

LIABILITIES AND
STOCKHOLDERS’ EQUITY
Current liabilities
Short term bank loans	9	$972,178	$1,114,772	$1,206,782
Accounts payable		47,405	96,413	119,181
Amounts due to related companies	10	1,893,004	1,817,937	1,113,805
Customers’ deposits		79,372	72,448	10,867
Accrued expenses and other
payables	11	357,835	774,608	1,040,580
Income tax payable		-	11,385	8,419

Total current liabilities		$3,349,794	$3,887,563	$3,499,634
Long term debt	12	95,939	-	-

TOTAL LIABILITIES		$3,445,733	$3,887,563	$3,499,634

The accompanying notes are an integral part of these financial statements.

3

LUOTIAN GREEN FOODSTUFF CO., LTD

BALANCE SHEETS (Continued)
AS OF DECEMBER 31, 2006, 2005 AND 2004
(Stated in US Dollars)

	Notes	2006	2005	2004
STOCKHOLDERS’ EQUITY
Common stock		$1,245,928	$181,017	$181,017
Additional paid-in-capital		974,188	906,563	906,563
Statutory reserves		120,683	44,046	12,962
Retained earnings		52,594	257	73,446
Accumulated other comprehensive
income		24,939	30,316	5

		$2,418,332	$1,162,199	$1,173,993

TOTAL LIABILITIES AND
STOCKHOLDERS’ EQUITY		$5,864,065	$5,049,762	$4,673,627

The accompanying notes are an integral part of these financial statements.

4

LUOTIAN GREEN FOODSTUFF CO., LTD

STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
(Stated in US Dollars)

	Notes	2006	2005	2004
Net revenues		$3,434,466	$2,614,646	$1,458,371
Cost of revenues		(2,606,923)	(2,121,044)	(1,185,524)

Gross profit		$827,543	$493,602	$272,847

Operating expenses
Selling and marketing expenses		(42,018)	(19,473)	(31,421)
General and administrative expenses		(256,267)	(150,200)	(110,744)

Income from continuing operations		$529,258	$323,929	$130,682

Finance costs, net	13	(54,857)	(86,584)	(80,155)
Other income		26,462	3,465	5,740
Other expenses		(9,885)	(3,517)	(145)

Income before taxation		$490,978	$237,293	$56,122
Income tax	6	-	(35,594)	(8,418)

Net income		$490,978	$201,699	$47,704

The accompanying notes are an integral part of these financial statements.

5

LUOTIAN GREEN FOODSTUFF CO., LTD

STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
(Stated in US Dollars)

					Accumulated
		Additional			other
	Common	paid-in-	Statutory	Retained	comprehensive
	stock	capital	reserves	earnings	income	Total
Balance, January 1, 2004	$181,017	906,563	5,806	32,898	-	1,126,284
Net income				47,704		47,704
Appropriations to statutory
reserves			7,156	(7,156)
Foreign currency translation
adjustment					5	5

Balance, December 31, 2004	$181,017	906,563	12,962	73,446	5	1,173,993

Balance, January 1, 2005	$181,017	906,563	12,962	73,446	5	1,173,993
Net income				201,699		201,699
Appropriations to statutory
reserves			31,084	(31,084)
Dividends				(243,804)		(243,804)
Foreign currency translation
adjustment					30,311	30,311

Balance, December 31, 2005	$181,017	906,563	44,046	257	30,316	1,162,199

Balance, January 1, 2006	$181,017	906,563	44,046	257	30,316	1,162,199
Net income				490,978		490,978
Issue of common stock	1,064,911	67,625				1,132,536
Appropriations to statutory
reserves			76,637	(76,637)
Dividends				(362,004)		(362,004)
Foreign currency translation
adjustment					(5,377)	(5,377)

Balance, December 31, 2006	$1,245,928	974,188	120,683	52,594	24,939	2,418,332

The accompanying notes are an integral part of these financial statements.

6

LUOTIAN GREEN FOODSTUFF CO., LTD

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2006, 2005 AND 2004
(Stated in US Dollars)

	2006	2005	2004
Cash flows from operating activities
Net income	$490,978	$201,699	$47,704
Depreciation	43,298	39,437	28,918
Amortization	8,494	14,168	12,856
(Increase)/Decrease in accounts and other
receivables	(950,354)	132,446	(561,379)
(Increase)/Decrease in inventories	339,361	(72,869)	(1,146,587)
Increase/(Decrease) in accounts and other payables	(341,980)	529,120	1,971,372

Net cash (used in)/provided by operating
activities	$(410,203)	$844,001	$352,884

Cash flows from investing activities
Purchase of plant and equipment	$(4,952)	(410,005)	(429,976)

Net cash used in investing activities	$(4,952)	$(410,005)	$(429,976)

Cash flows from financing activities
Issue of common stock	1,064,911	-	112,221
Dividend paid	(362,004)	(243,804)	-
Bank borrowings	1,096,232	36,571
Bank repayment	(1,177,666)	(158,473)	-

Net cash provided by/(used in) financing
activities	$621,473	$(365,706)	$112,221
Net increase/(decrease) in
cash and cash equivalents	206,318	68,290	35,129

Effect of foreign currency translation on cash
and cash equivalents	19,316	4,008	5

Cash and cash equivalents-beginning of year	182,567	110,269	75,135

Cash and cash equivalents-end of year	$408,201	$182,567	$110,269
Supplementary cash flow information:
Interest received	$438	$267	$572
Interest paid	54,530	86,608	79,917

The accompanying notes are an integral part of these financial statements.

7

LUOTIAN GREEN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

1. ORGANIZATION AND PRINCIPAL ACTIVITIES

Luotian Green Foodstuff Co., Ltd was established in the People’s Republic of China (the PRC) as a limited company in June 2003. The Company currently operates and locates in Luotian County, Hubei Province of the People’s Republic of China.

The Company is engaged in the development, manufacture and sales of food products worldwide. The Group produces hundreds of varieties of food categorized into three divisions: chestnut products, convenient food including Ready-to-Cook (RTCs), Ready-to-Eat (RTEs) and Meals Ready-to-Eat (MREs), and frozen and canned food.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Method of Accounting

The Company maintains its general ledger and journals with the accrual method accounting for financial reporting purposes. The financial statements and notes are representations of management. Accounting policies adopted by the Company conform to generally accepted accounting principles in the United States of America and have been consistently applied in the presentation of financial statements, which are compiled on the accrual basis of accounting.

(b) Use of estimates

The preparation of the financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made; however actual results could differ materially from those estimates.

(c ) Economic and political risks

The Company’s operations are conducted in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environment in the PRC, and by the general state of the PRC economy.

The Company’s operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things.

8

LUOTIAN GREEN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(d) Leasehold land

Leasehold land is stated at cost less accumulated amortisation. Amortisation is provided over the respective useful lives, using the straight-line method. Estimated useful live is 50 years.

(e) Property, plant and equipment

Plant and equipment are carried at cost less accumulated depreciation. Depreciation is provided over their estimated useful lives, using the straight-line method. Estimated useful lives of the plant and equipment are as follows:

Buildings	20 years
Machinery and equipment	10 years
Motor vehicles	10 years
Office equipment	5 years

The cost and related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income. The cost of maintenance and repairs is charged to income as incurred, whereas significant renewals and betterments are capitalized.

(f) Accounting for the Impairment of Long-Lived Assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets.

If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell.

During the reporting years, there was no impairment loss.

(g) Construction in progress

Construction in progress represents direct costs of construction or acquisition and design fees incurred. Capitalization of these costs ceases and the construction in progress is transferred to plant and equipment when substantially all the activities necessary to prepare the assets for their intended use are completed. No depreciation is provided until it is completed and ready for intended use.

9

LUOTIAN GREEN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(h) Inventories

Inventories consisting of finished goods, materials on hand, packaging materials and raw materials are stated at the lower of cost or market value. Finished goods are comprised of direct materials, direct labor and an appropriate proportion of overhead.

(i) Trade receivables

Trade receivables are recognized and carried at the original invoice amount less allowance for any uncollectible amounts. An estimate for doubtful accounts is made when collection of the full amount is no longer probable. Bad debts are written off as incurred.

(j) Customer deposits

Customer deposits were received from customers in connection with orders of products to be delivered in future periods.

(k) Cash and cash equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents. The Company maintains bank accounts only in the PRC. The Company does not maintain any bank accounts in the United States of America.

(l) Foreign currency translation

The accompanying financial statements are presented in United States dollars. The functional currency of the Company is the Renminbi (RMB). The financial statements are translated into United States dollars from RMB at year-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transactions occurred.

	2006	2005	2004
Year end RMB : US$ exchange rate	7.81750	8.07340	8.28650
Average yearly RMB : US$ exchange rate	7.98189	8.20329	8.28723

The RMB is not freely convertible into foreign currency and all foreign exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US$ at the rates used in translation.

(m) Revenue recognition

The Company's revenue recognition policies are in compliance with Staff accounting bulletin (SAB) 104. Sales revenue is recognized at the date of shipment to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, no other significant obligations of the Company exist and collectability is reasonably assured. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue.

10

LUOTIAN GREEN FOODSTUFF CO., LTD

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Stated in US Dollars)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

The Company's revenue consists of invoiced value of goods, net of a value-added tax (VAT). , No product return or sales discount allowance is made as products delivered and accepted by customers are normally not returnable and sales discount is normally not granted after products are delivered.

(n) Advertising

The Company expensed all advertising costs as incurred.

(o) Shipping and handling

All shipping and handling are expensed as incurred.

(p) Research and development

All research and development costs are expensed as incurred.

(q) Retirement benefits

Retirement benefits in the form of contributions under defined contribution retirement plans to the relevant authorities are charged to the statements of income as incurred.

(r)Income taxes

The Company accounts for income tax using an asset and liability approach and allows for recognition of deferred tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future realization is uncertain.

(s) Statutory reserves

Statutory reserves are referring o the amount appropriated from the net income in accordance with laws or regulations, which can be used to recover losses and increase capital, as approved, and are to be used to expand production or operations.

(t) Comprehensive income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements. The Company’s current component of other comprehensive income is the foreign currency translation adjustment.

11

LUOTIAN GREEN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

4.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)

(u) Recent accounting pronouncements

In July 2006, the FASB issued FIN 48, Accounting for Uncertainty in Income Taxes—an Interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in tax positions. This Interpretation requires that the Company recognizes in its consolidated financial statements the impact of a tax position if that position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective for the Company on January 1, 2007, with the cumulative effect of the change in accounting principle, if any, recorded as an adjustment to opening retained earnings.

In September 2006, the FASB issued SFAS 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements, where fair value is the relevant measurement attribute. The standard does not require any new fair value measurements. SFAS 157 is effective for financial statements issued for fiscal year beginning after November 15, 2007, and interim periods within those fiscal year.

In September 2006, the SEC issued SAB No. 108, which provides guidance on the process of quantifying financial statement misstatements. In SAB No. 108, the SEC staff establishes an approach that requires quantification of financial statement errors, under both the iron-curtain and the roll-over methods, based on the effects of the error on each of the Company’s financial statements and the related financial statement disclosures. SAB No.108 is generally effective for annual financial statements in the first fiscal year ending after November 15, 2006. The transition provisions of SAB No. 108 permits existing public companies to record the cumulative effect in the first year ending after November 15, 2006 by recording correcting adjustments to the carrying values of assets and liabilities as of the beginning of that year with the offsetting adjustment recorded to the opening balance of retained earnings.

The management of the Company does not anticipate that the adoption of these three standards will have a material impact on these consolidated financial statements.

12

LUOTIAN GREEN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

3. TRADE ACCOUNTS RECEIVABLE

	2006	2005	2004
Trade accounts receivable	$1,786,350	$1,048,448	$847,599
Less: Allowance for doubtful
accounts	(5,494)	(1,243)	(2,313)
	$1,780,856	$1,047,205	$845,286

An analysis of the allowance for doubtful accounts for the years ended December 31, 2006, 2005, and 2004 is as follows: -

	2006	2005	2004
Balance at beginning of year	$1,243	$2,313	$6,439
Addition of bad debt expense, net	4,251	(1,070)	(4,126)
Balance at end of year	$5,494	$1,243	$2,313

4. OTHER RECEIVABLES

Other receivables at December 31, 2006, 2005, and 2004 consist of the following: -

	2006	2005	2004
Sundry deposits	$72,949	$8,519	$-
Turnover taxes prepayment	14,968	18,002	89,701
Purchases disbursements
advances	74,058	40,989	96,261
	$161,975	$67,510	$185,962

13

LUOTIAN GREEN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

5. INVENTORIES

Inventories at December 31, 2006, 2005, and 2004 consist of the following: -

	2006	2005	2004
Raw materials	$732,330	$1,259,195	$1,174,135
Finished goods	499,701	269,299	242,913
	$1,232,031	$1,528,494	$1,417,048

6. INCOME TAXES

All of the Company’s income before income taxes and related tax expenses are from PRC sources. In accordance with the relevant tax laws and regulations of PRC, the corporation income tax rate is 33%. Actual income tax expenses reported in the statements of income and comprehensive income differ from the amounts computed by applying the PRC statutory income tax rate of 33% to income before income tax for the three years ended December 31, 2006, 2005, and 2004 for the following reasons: -

	2006	2005	2004
Income before tax	$490,978	$237,293	$56,122
Tax at the income tax rate	162,023	78,307	18,520
Effect of tax exemption granted	(162,023)	(42,713)	(10,102)
Income tax	$-	$35,594	$8,418
No provision for deferred tax (benefit) has been made for the PRC tax jurisdiction as no significant deferred tax liabilities or assets existed as of either December 31, 2006, 2005 or 2004.

14

LUOTIAN GREEN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

7. PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment at December 31, 2006, 2005, and 2004 consist of the following: -

	2006	2005	2004
At cost:
Building	$1,607,027	$1,556,090	$556,112
Machinery and equipment	199,383	189,117	184,253
Office equipment	17,829	16,314	14,881
	$1,824,239	$1,761,521	$755,246
Less: accumulated depreciation	(149,356)	(89,501)	(37,336)
Construction in progress	2,814	-	544,263
	$1,677,697	$1,672,020	$1,262,173

Depreciation and amortization expense is included in the statement of income and comprehensive income as follows: -

	2006	2005	2004
Cost of revenues	$41,268	$37,462	$26,963
Selling and marketing expenses	2,030	1,975	1,955
	$43,298	$39,437	$28,918

Construction in progress mainly comprises capital expenditures for construction of the Company’s new corporate campus, including offices, factories and staff dormitories.

15

LUOTIAN GREEN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

8. LEASEHOLD LAND, NET

Leasehold land at December 31, 2006, 2005, and 2004 consist of the following: -

	2006	2005	2004
Leasehold land, at cost	$594,692	$575,842	$561,034
Less: Accumulated amortization	(37,168)	(27,592)	(12,857)
	$557,524	$548,250	$548,177

Leasehold land represent the prepaid land use right. The land on which the Company’s new corporate campus is being constructed is owned by the PRC government.

Amortization expenses for the above lease prepayments were approximately $8,494, $14,168, and $12,856 for the years ended December 31, 2006, 2005, and 2004 respectively. Estimated amortization expense for the next five years is approximately $8,494 each year.

9. SHORT TERM BANK LOANS

The following is the short term bank loan outstanding as at December 31, 2006, 2005, and 2004.

	2006	2005	2004
Loan from China Agricultural Bank,
Luotian Square Branch interest rates
at 7.605% to 7.950% per annum
Due 6/30/2007 and 9/5/2007	$972,178
Due 9/5/2006		$1,114,772
Due 9/5/2005			$1,206,782
	$972,178	$1,114,772	$1,206,782

The loan was primarily obtained for general working capital.

Interest expenses for the loans were $54,530, $86,608, and $79,917 respectively for the years ended December 31, 2006, 2005, and 2004.

16

LUOTIAN GREEN FOODSTUFF CO., LTD

NOTES TO FINANCIAL STATEMENTS
(Stated in US Dollars)

10. AMOUNTS DUE TO RELATED COMPANIES

Amounts due to related companies are unsecured, interest free and have no fixed repayment date.

11. ACCRUED EXPENSES AND OTHER PAYABLES

Accrued expenses and other payables at December 31, 2006, 2005, and 2004 consist of the following: -

	2006	2005	2004
Accrued salaries and wages	$70,015	$-	$-
Accrued utility expenses	2,304	38,605	18,139
Interest payable	1,246	22,865	6,823
Business and other taxes	99,748	-	-
Purchases disbursements payables	184,522	713,138	1,015,618
	$357,835	$774,608	$1,040,580

12.  LONG-TERM DEBT

Long-term debt is as follows:

Loan from Agricultural Development Department of
Luotian Government, interest rates at 0.67% per
annum
Due 12/11/2010	95,939

Interest expenses for the loans were immaterial to be accrued for the year ended December 31, 2006.

13.  FINANCE COSTS, NET

Details of finance costs are summarized as follows:

	2006	2005	2004
Total interest cost incurred	$54,530	$86,608	$79,917
Interest income	(438)	(267)	(572)
Others	765	243	810
	$54,857	$86,584	$80,155

17

APPENDIX A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

MILLENNIUM QUEST, INC.

Millennium Quest, Inc. (hereinafter referred to as the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

1. The current name of the Corporation is Millennium Quest, Inc.

2. The name under which the Corporation was originally incorporated is TeraCom, Inc., and the date of filing of the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware is February 4, 1986.

3. The provisions of the Certificate of Incorporation of the Corporation as heretofore amended and/or supplemented, and as herein amended, are hereby restated and integrated into the single instrument which is hereinafter set forth, and which is entitled the Amended and Restated Certificate of Incorporation of Millennium Quest, Inc.

4. The resolution setting forth the amendment and restatement has been duly approved by the stockholders of the Corporation in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware and is as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation be, and hereby is, amended and restated in its entirety as follows:

FIRST: The name of the corporation (hereinafter referred to as the “Corporation”) is American Lorain Corporation.

SECOND: The address of the Corporation’s registered office in the State of Delaware is 874 Walker Road, Suite C, City of Dover, County of Kent, 19904; and the name of the registered agent of the Corporation in the State of Delaware at such address is United Corporate Services, Inc.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: The total number of shares of capital stock which the Corporation shall have the authority to issue is Two Hundred Five Million (205,000,000) shares, consisting of Two Hundred Million (200,000,000) shares of common stock, par value $.001 per share (“Common Stock”) and Five Million (5,000,000) shares of preferred stock, par value $.001 per share (“Preferred Stock”).

Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law or by the terms of any series of Preferred Stock. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

Authority is hereby expressly granted to the Board of Directors from time to time to issue Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of the State of Delaware. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to Preferred Stock of any other series to the extent permitted by law. Except as otherwise specifically provided in this Amended and Restated Certificate of Incorporation, the By-Laws of the Corporation or any agreement in existence from time-to-time among the stockholders of the Corporation and the Corporation, no vote of the holders of Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of Preferred Stock authorized by and complying with the conditions of this Article FOURTH, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

Upon this Amended and Restated Certificate of Incorporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the “Effective Time”), each 32.84 shares of the corporation’s Common Stock, par value $.001 per share (the “Old Common Stock”) issued and outstanding immediately prior to the Effective Time will automatically be reclassified into 1 share of Common Stock, par value $.001 per share, of the corporation (the “New Common Stock”). Each certificate that theretofore represented shares of Old Common Stock represented by such certificate shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified; provided, that each person holding of record a stock certificate or certificates that represented shares of Old Common Stock shall receive, upon surrender of such certificate or certificates, a new certificate or certificates evidencing and representing the number of shares of New Common Stock to which such person is entitled under the foregoing reclassification. The Corporation will not issue fractions of a share and shall pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined.

FIFTH: The Board of Directors shall have the power to make, alter, amend or repeal the By-Laws of the Corporation, except to the extent that the By-Laws otherwise provide.

SIXTH: No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under § 174 of the General Corporation Law; or (iv) for any transaction from which the director derived an improper personal benefit.

SEVENTH: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of § 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of § 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

EIGHTH: The Corporation shall, to the fullest extent permitted by the provisions of § 145 of the General Corporation Law, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its Chief Executive Officer, this 19th day of June, 2007.

Millennium Quest, Inc. By: Si Chen Name: Si Chen Title: Chief Executive Officer